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                                 EXHIBIT 10 (zz)

                     Lease Agreement Dated October 11, 1999
                          Between the Company as Lessee
                         and Solano Associates as Lessor



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                                TABLE OF CONTENTS



1.   BASIC LEASE DEFINITIONS, EXHIBITS AND ADDITIONAL DEFINITIONS...........1

   1.1    Basic Lease Definitions...........................................1
   1.2    Exhibits..........................................................3
   1.3    Additional Definitions............................................3

2.   GRANT OF LEASE.........................................................6

   2.1    Demise............................................................6
   2.2    Quiet Enjoyment...................................................6
   2.3    Landlord and Tenant Covenants.....................................7

3.   TERM...................................................................7

   3.1    Commencement Date.................................................7
   3.2    Early Occupancy...................................................7
   3.3    Delayed Occupancy.................................................7
   3.4    Surrender.........................................................7
   3.5    Holding Over......................................................7

4.   RENT...................................................................8

   4.1    Base Rent.........................................................8
   4.2    Additional Rent...................................................8
   4.3    Other Taxes.......................................................9
   4.4    Terms of Payment..................................................9
   4.5    Interest on Late Payments.........................................9
   4.6    Right to Accept Payments..........................................9
   4.7    Expense Cap.......................................................9
   4.8    Tenant's Right to Audit...........................................10

5.   CONDITION OF PREMISES..................................................10


6.   USE AND OCCUPANCY......................................................11

   6.1    Use...............................................................11
   6.2    Compliance........................................................11
   6.3    Occupancy.........................................................12

7.   SERVICES AND UTILITIES.................................................12

   7.1    Landlord's Standard Services......................................12
   7.2    Electricity.......................................................14
   7.3    Additional Services...............................................15
   7.4    Interruption of Services..........................................15

8.   REPAIRS................................................................16

   8.1    Repairs Within the Premises.......................................16
   8.2    Failure to Maintain Premises......................................16
   8.3    Notice of Damage..................................................16

9.   ALTERATIONS............................................................16

   9.1    Alterations by Tenant.............................................16
   9.2    Alterations by Landlord...........................................17

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

10.     LIENS...............................................................17

11.     INSURANCE...........................................................18

   11.1   Landlord's Insurance..............................................18
   11.2   Tenant's Insurance................................................18

12.     DAMAGE OR DESTRUCTION...............................................19

   12.1   Termination Options...............................................19
   12.2   Repair Obligations................................................20
   12.3   Rent Abatement....................................................20

13.     WAIVERS AND INDEMNITIES..............................................20

   13.1   Landlord's Waivers................................................20
   13.2   Tenant's Waivers..................................................21
   13.3   Landlord's Indemnity..............................................21
   13.4   Tenant's Indemnity................................................21

14.     CONDEMNATION........................................................21

   14.1   Full Taking.......................................................21
   14.2   Partial Taking....................................................21
   14.3   Awards............................................................22

15.     ASSIGNMENT AND SUBLETTING...........................................22

   15.1   Limitation........................................................22
   15.2   Notice of Proposed Transfer; Landlord's Options...................22
   15.3   Consent Not to Be Unreasonably Withheld...........................22
   15.4   Form of Transfer..................................................23
   15.5   Payments to Landlord..............................................23
   15.6   Change of Ownership...............................................23
   15.7   Permitted Transfers...............................................24
   15.8   Effect of Transfers...............................................24

16.     PERSONAL PROPERTY...................................................24

   16.1   Installation and Removal..........................................24
   16.2   Responsibility....................................................24
   16.3   Landlord's Lien...................................................25

17.     ESTOPPEL CERTIFICATES...............................................25

18.     TRANSFER OF LANDLORD'S INTEREST.....................................25

   18.1   Sale, Conveyance and Assignment...................................25
   18.2   Effect of Sale, Conveyance or Assignment..........................25
   18.3   Subordination and Nondisturbance..................................25
   18.4   Attornment........................................................26

19.     RULES AND REGULATIONS...............................................26


20.     TENANT'S DEFAULT AND LANDLORD'S REMEDIES............................26

   20.1   Default...........................................................26
   20.2   Remedies..........................................................27

21.     LANDLORD'S DEFAULT AND TENANT'S REMEDIES............................29

   21.1   Default...........................................................29
   21.2   Remedies..........................................................29

   21.3   Cure by Encumbrance Holder........................................29

22.     SECURITY DEPOSIT. INTENTIONALLY DELETED.............................29


23.     BROKERS.............................................................30


24.     LIMITATIONS ON LANDLORD'S LIABILITY.................................30


25.     NOTICES.............................................................30


26.     MISCELLANEOUS.......................................................30

   26.1   Binding Effect....................................................30
   26.2   Complete Agreement; Modification..................................30
   26.3   Delivery for Examination..........................................30
   26.4   No Air Rights.....................................................31
   26.5   Enforcement Expenses..............................................31
   26.6   Building Planning.................................................31
   26.7   Building Name.....................................................31
   26.8   Building Standard.................................................31
   26.9   No Waiver.........................................................31
   26.10     Recording; Confidentiality.....................................31
   26.11     Captions.......................................................32
   26.12     Invoices.......................................................32
   26.13     Severability...................................................32
   26.14     Jury Trial.....................................................32
   26.15     Authority to Bind..............................................32
   26.16     Only Landlord/Tenant Relationship..............................32
   26.17     Covenants Independent..........................................32
   26.18     Governing Law..................................................32
   26.19     Enforcement of Reasonable Consent..............................32
   27.    OPTION TO EXTEND THE TERM.........................................32

28.     MARKET RENT.........................................................33

29.     EARLY TERMINATION...................................................34

30.     OPTION TO EXPAND....................................................35

31.     RIGHT OF FIRST OFFER................................................36

32.     SIGNAGE.............................................................38

33.     YEAR 2000 COMPLIANCE................................................38

34.     GENERATOR...........................................................38

                             OFFICE LEASE AGREEMENT

                       120 South Riverside Plaza building
                                Chicago, Illinois


THIS OFFICE LEASE AGREEMENT ("Lease") is entered into as of the Date, and by and between the Landlord and Tenant, identified in Section 1.1 below.


1.     BASIC LEASE DEFINITIONS, EXHIBITS AND ADDITIONAL DEFINITIONS.

1.1    Basic Lease Definitions.
         In this Lease, the following defined terms have the meanings indicated.

              (a) "Date" means the date of full execution of this Lease, which is _______________________.

              (b) "Landlord" means SOLANO ASSOCIATES, a California limited partnership, d/b/a TrizecHahn 120 South Riverside Management L.P.

              (c)  "Tenant"  means:  CDW   Computer  Centers, Inc., an  Illinois
         corporation.

              (d) "Premises" means those premises known as Suites 800 and 900 consisting of the entire eighth (8th) and ninth (9th) floors respectively of the 120 South Riverside Plaza Building, 120 South Riverside, Suite 310, Chicago, Illinois 60606 ("Building") and identified on Exhibit A which is hereby deemed to be 71,984 rentable square feet. The rentable square footage of the Premises shall be subject to final measurement based on the 1996 ANSI Standard Method of Measurement as adopted by BOMA as reasonably agreed upon between the parties. If the parties cannot come to an agreement within a reasonable time, not to exceed 60 days after the applicable Phase Commencement Date, a certificate by Landlord's architect as to the final square footage shall be controlling.

              (e) "Use" means general office, including, but not limited to, sales office to conduct sales of computers, software, electronics and related peripheral and accessory products and such other functions as are necessary to support such sales and no other use. Notwithstanding what is set forth herein at no time shall the Premises be used for computer repair or servicing or for walk-in retail sales to the public.

              (f) "Term" means the duration of this Lease, which will be approximately ten (10) years six (6) months for the 9th floor Premises and ten (10) years for the 8th floor Premises, beginning on the applicable "Commencement Date" (as defined in Section 3.1 below) and ending on the "Expiration Date" (as defined below), unless terminated earlier or extended further as provided in this Lease. The "Expiration Date" means (i) if the Commencement Date for the 8th floor Premises is the first day of a month, the ten (10) year anniversary of the day immediately preceding the Commencement Date for the 8th floor Premises; or (ii) if the Commencement Date for the 8th floor Premises is not the first day of a month, the ten (10) year anniversary of the last day of the month in which the Commencement Date for the 8th floor Premises occurs.

              (g)  "Scheduled  Commencement  Date"   means April 1, 2000 for the
         9th floor and  September  1, 2000 for the 8th floor.

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

              (h) "Base Rent" means the Rent payable according to Section 4.1, which will be in an amount per month applicable during each Lease Year.


              Period                                          Amount of  Base Rent      Annual Base Rent
                                                                Payable per Month
              9th Floor Commencement Date
              to 8th Floor Commencement
              Date                                             $43,490.33                $521,883.96

              8th Floor Commencement Date to
              1 year thereafter (Year 1)                       $86,980.67                $1,043.768.04

              Year 2                                           $89,590.09                $1,075,081.08
              Year 3                                           $92,277.79                $1,107,333.48
              Year 4                                           $95,046.12                $1,140,553.44
              Year 5                                           $97,897.50                $1,174.770.00
              Year 6                                          $100,834.43                $1,210,013.16
              Year 7                                          $103,859.46                $1,246,313.52
              Year 8                                          $106,975.24                $1,283,702.88
              Year 9                                          $110,184.50                $1,322,214.00
              Year 10                                         $113,490.04                $1,361,880.48


              (i) "Tenant's Share" means, with respect to the calculation of Additional Rent according to Section 4.2, 10.90% (.1090).

              (j)  "Security Deposit" means NONE

              (k)  "Landlord's Building Address" means:
                   TrizecHahn 120 South Riverside Management L.P.
                   120 South Riverside
                   Suite 310
                   Chicago, IL 60606
                   Attention:  Property Manager

              (l)  "Landlord's General Address" means:
                   TrizecHahn 120 South Riverside Management L.P.
                   TrizecHahn Office Properties Inc.
                   Sears Tower
                   233 S. Wacker Drive
                   Suite 4600
                   Chicago, IL 60606
                   Attention:  Senior Vice President

                   With a copy of notices of default to:
                   TrizecHahn 120 South Riverside Management L.P.
                   TrizecHahn Office Properties Inc.
                   3011 W. Grand Blvd.
                   Suite 450
                   Detroit, MI 48202
                   Attention: Regional Legal Counsel

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
              (m)  "Tenant's Notice Address" means,

                   for notices given before the Commencement Date:
                   CDW Computer Centers, Inc.
                   200 North Milwaukee Ave.
                   Vernon Hills, IL 60061
                   Attn: Harry J. Harczak, Jr.

                   and for notices given after the Commencement Date:
                   CDW Computer Centers, Inc.
                   200 North Milwaukee Ave.
                   Vernon Hills, IL 60061
                   Attn: Harry J. Harczak, Jr.

                   With a copy of Notices of Default to:
                   Michael S. Tepper
                   Arnstein & Lehr
                   120 South Riverside Plaza, Suite 1200
                   Chicago, IL 60606

              (n)  "Tenant's Invoice Address" means:
                   CDW Computer Centers, Inc.
                   200 North Milwaukee Ave.
                   Vernon Hills, IL 60061
                   Attn: Harry J. Harczak, Jr.

              (o) "Brokers" means the following brokers who will be paid by Landlord in accordance with Section 23 herein:
                   TrizecHahn Office Properties Inc. on behalf of Landlord and CB Richard Ellis, Inc. on behalf of Tenant.

              (p)  "Liability Insurance Amount" means $5,000,000.00.

1.2    Exhibits.
         The Exhibits listed below are attached to and incorporated in this Lease. In the event of any inconsistency between such Exhibits and the terms and provisions of this Lease, the terms and provisions of the Exhibits will control. The Exhibits to this Lease are:

Exhibit A        -   Plan Delineating the Premises
Exhibit B        -   Possession and Leasehold Improvements Agreement
Exhibit C        -   Occupancy Estoppel Certificate
Exhibit D        -   Rules and Regulations
Exhibit E        -   Equitable's  Standard SNDA Form
Exhibit F        -   Janitorial Specifications
Exhibit G        -   Tenant's Trade Fixtures To Be Removed
Exhibit H       -    Existing Tenant Rights

1.3    Additional Definitions.
         In addition to those terms defined in Section 1.1 and other sections of this Lease, the following defined terms when used in this Lease have the meanings indicated:

              (a) "Additional Rent" means the Rent payable according to Section 4.2.

              (b) "Building" means the office and retail building commonly known as the 120 South Riverside Plaza Building located on the Land and in which the Premises are located.

              (c) "Business Hours" means the hours from 8:00 a.m. to 6:00 p.m. on Monday through Friday and from 8:00 a.m. to 1:00 p.m. on Saturday, excluding Holidays.

              (d) "Common Areas" means certain interior and exterior common and public areas located on the Land and in the Building as may be designated by Landlord for the non-exclusive use in common by Tenant, Landlord and other tenants, and their employees, guests, customers, agents and invitees. Changes in Common Areas shall result in recalculations of Tenant's Share accordingly.

              (e) "Construction Administration Fee" means for all work performed in the Premises except the initial buildout of the Premises pursuant to Exhibit B herein, whether performed by Landlord or Tenant, Tenant shall pay to Landlord five percent (5%) of the cost of the work.

              (f)  "Expenses" means the  aggregate  of any and all costs  (other than those expressly excluded below) incurred or accrued during each Fiscal Year according to generally accepted accounting principles for operating, managing, administering, equipping, securing, protecting, repairing, replacing, renewing, cleaning, maintaining, decorating, inspecting, and providing water, sewer and other energy and utilities to the Land, Building and Common Areas and expenses incurred by Landlord in connection with any change of any company providing electricity service; administrative fees in an amount equal to a market management fee (provided that if Landlord elects to use the services of a managing agent, Expenses will include, instead of administrative fees, management fees calculated in the same manner as administrative fees); fees and expenses (including reasonable attorney's fees) incurred in contesting the validity of any Laws that would cause an increase in Expenses; depreciation on personal property and moveable equipment which is or should be capitalized on Landlord's books ; occupancy costs associated with the Building management office, consisting of Base Rent costs plus the proportionate share of Expenses and Taxes attributable to such office; Capital expenses made by reason of insurance requirements and costs (whether capital or not) that are incurred in order to conform to changes subsequent to the Date in any Laws, or that are made by reason of insurance requirements, or that are commercially reasonably intended to reduce Expenses or the rate of increase in Expenses (such costs will not be included in Expenses for the Base Year, if any, and will otherwise be charged to Expenses in annual installments over the useful life of the items for which such costs are incurred [in the case of items required by changes in Laws or insurance requirements] or over the period Landlord reasonably estimates that it will take for the savings in Expenses achieved by such items to equal their cost [in the case of items intended to reduce Expenses or their rate of increase], and in either case together with interest, each Fiscal Year such costs are charged to Expenses, on the unamortized balance at an interest rate of 1% in excess of the average Prime Rate in effect during such Fiscal Year. Expenses will not include (1) mortgage principal or interest;
         (2) ground lease payments; (3) leasing commissions; (4) costs of advertising space for lease in the Building; (5) costs for which Landlord is reimbursed by insurance proceeds or from tenants of the Building (other than such tenants' regular contributions to Expenses);
         (6) any depreciation or capital expenditures (except as expressly provided above); (7) legal fees incurred for negotiating leases or collecting rents; (8) costs directly and solely related to the maintenance and operation of the entity that constitutes the Landlord;
         (9) real estate brokers' leasing commissions or compensation and advertising and marketing expenses and attorney's fees incurred in connection with leasing space in the Building;(10)costs for sculptures, paintings or other objects of art in excess of $1,500.00 per piece (except that there shall not be excluded the reasonable costs of maintaining such objects in the public areas of the Building nor shall there be excluded the reasonable costs of repairing and insuring such objects); (11) attorney fees, costs, and other expenditures incurred in connection with negotiations, disputes, and claims with other tenants or occupants of the Building or with other third persons except (a) as specifically otherwise provided in this Lease, and (b) except those attorney fees, costs, and other expenditures incurred in connection with negotiations, disputes, and claim against Tenant relating to items of Expenses, enforcement of rules and regulations of the Building and such other matters which relate to the maintenance of standards; (12) any cost or expense reimbursed by a tenant of the Building, except for amounts reimbursed as Taxes or Expenses; (13) any interest on any debt or amortized payments on any mortgage or any rent under any ground or underlying lease; (14) expenses in connection with services which Tenant is not entitled to receive under this Lease but which are provided to other tenants or occupants of the Building without reimbursement by direct payment;
         (15) wages and salaries of (i) management or supervisory personnel above the level of General Manager of the city in which the Building is located, (ii) leasing personnel, (iii) off-site personnel or personnel who do not devote substantially all of thei time to the Building unless such wages and benefits are prorated to reflect time spent on operating and managing the Building, however the parties acknowledge that certain personnel shall be maintained off-site and the pro-rata costs of same shall be included in Expenses, including accounting, technical services and information services; (16) any expense for which Landlord is compensated through proceeds of insurance or which would have been compensated for had Landlord maintained insurance customarily carried by similar landlords, except that any deductible amounts under any insurance policies maintained by Landlord shall not be excluded from Expenses to the extent such deductible amount does not exceed that maintained by similar buildings in downtown Chicago; (17) costs of management fees in excess of reasonable and customary fees charged in comparable large office buildings in downtown Chicago; (18) costs incurred by Landlord due to any violation of any lease or occupancy agreement in the Building, except for interest which may accrue on delinquent payments during the pendency of any good faith contest or challenge of the obligation on the part of the Landlord to pay such costs; (19) costs incurred due to the violation or failure of Landlord to timely comply with or pay amounts due as required by Laws or with respect to any contractual requirement, except for interest which may accrue on delinquent payments during the pendency of any good faith contest of same and except to the extent that such failure is caused by Tenant's failure to timely comply with the terms of this Lease; (20) Landlord's general overhead, except as it related to management of the Building and except as specifically set forth herein; (21) any cost or expense applicable to or incurred in connection with operation of a parking garage facility in the Building; (22) any compensation paid to any person or entity controlled directly or indirectly by Landlord or any principal of Landlord but only to the extent such compensation exceeds what would have been earned had such services, supplies or materials been provided on a competitive basis or by Landlord on a stand alone basis;
         (23)all expenses related to removal of asbestos containing material from any floor in the Building and installation of substitute fire retardant materials and all expenses related to repairs,(24)alterations or improvements to the Building necessary to comply with the American Disabilities Act in effect and as interpreted as of the date of execution of this Lease; and (25) cost of broadcasting facilities, recreational and/or athletic facilities, conference facilities to the extent the costs of same are recovered from conference facility users, restaurants or an observatory, operated by Landlord as a common facility, if any. For each Fiscal Year during the Term, the amount by which those Expenses that vary with occupancy(such as cleaning costs and utilities) would have increased had the Building been 95% occupied and operational and had all Building services been provided to all tenants will be reasonably determined and the amount of such increase will be included in Expenses for such Fiscal Year.

              (g)  "Encumbrance  " shall have the  meaning  set forth in Section
         18.3.

              (h) "Fiscal Year" means Landlord's fiscal year, which ends on December 31st of each calendar year and may be changed at Landlord's discretion.

              (i) "Force Majeure" means any acts of God, governmental restriction, strikes, labor disturbances, shortages of materials or supplies, or any other cause or event beyond the parties' reasonable control (but not because of insolvency, lack of funds or other financial cause), by which either party is hindered or prevented from performance of any act under this Lease, then performance of such act shall be excused for the period during which such performance is rendered impossible; and time for performance shall be extended accordingly. However, Force Majeure shall not relieve either party from any obligation under this Lease. No such delay shall constitute an actual or constructive eviction in whole or in part, or entitle Tenant to any abatement or diminution of rents or other charges due, or impose any liability upon Landlord or its agents because of inconvenience to Tenant or injury to or interruption of Tenant's business.

              (j) "Holidays" means New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

              (k) "Land" means the real property located at 120 South Riverside, City of Chicago, County of Cook, State of Illinois as more fully described on Schedule 1 attached and incorporated herein, less any portions that may be conveyed separately from the Building by Landlord from time to time, plus any additional real property located proximate to the Land that may be operated by Landlord from time to time in conjunction with the Land.

              (l) "Laws" means any and all present or future  federal,  state or local laws, statutes, ordinances, rules, regulations or orders of any and all governmental or quasi-governmental authorities having jurisdiction.

              (m) "Lease Year" means each successive period of 12 calendar months during the Term, ending on the same day and month (but not year, except in the case of the last Lease Year) as the day and month on which the Expiration Date will occur. If the Commencement Date is not the first day of a month, the first Lease Year will be greater than 12 months by the number of days from the Commencement Date to the last day of the month in which the Commencement Date occurs.

              (n) "Prime Rate" means the rate of interest announced from time to time by Citibank, N.A., or any successor to it, as its prime rate. If Citibank, N.A. or any successor to it ceases to announce a prime rate, Landlord will designate a reasonably comparable financial institution for purposes of determining the Prime Rate.

              (p) "Rent" means the Base Rent, Additional Rent and all other amounts required to be paid by Tenant under this Lease.

              (q "Taxes" means the amount incurred or accrued during each Fiscal Year according to generally accepted accounting principles for that portion of the following items that is allocable to the Land and
         Building: all ad valorem real and personal property taxes and assessments, special or otherwise, levied upon or with respect to the Land or Building, the personal property used in operating the Building, and the rents and additional charges payable by tenants of the Building, and imposed by any taxing authority having jurisdiction; all taxes, levies and charges which may be assessed, levied or imposed in replacement of, or in addition to, all or any part of ad valorem real or personal property taxes or assessments as revenue sources, and which in whole or in part are measured or calculated by or based upon the Land or Building, the leasehold estate of Landlord or the tenants of the Building, or the rents and other charges payable by such tenants; capital and place-of-business taxes, and other similar taxes assessed relating to the Building; and any reasonable expenses incurred by Landlord in attempting to reduce or avoid an increase in Taxes, including, without limitation, reasonable legal fees and costs. Taxes will not include any net income taxes, capital, stock, succession, transfer, franchise, gift, estate or inheritance taxes of Landlord.

              (r) "Untenantable" shall have the meaning set forth in Section 7.4 herein.


2.     GRANT OF LEASE.

2.1    Demise.
         Subject to the terms, covenants, conditions and provisions of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises, together with the non-exclusive right to use the Common Areas, for the Term.

2.2    Quiet Enjoyment.
         Landlord covenants that during the Term Tenant will have quiet and peaceable possession of the Premises, subject to the terms, covenants, conditions and provisions of this Lease, and Landlord will not disturb such possession except as expressly provided in this Lease.

2.3    Landlord and Tenant Covenants.
         Landlord covenants to observe and perform all of the terms, covenants and conditions applicable to Landlord in this Lease. Tenant covenants to pay the Rent when due, and to observe and perform all of the terms, covenants and conditions applicable to Tenant in this Lease.

3.     TERM.

3.1    Commencement Date.
         "Commencement Date" means the first day of the Term, which the parties acknowledge will be in Phases, with Phase 1 containing the 9th Floor and Phase 2 containing the 8th Floor. The Commencement Date for each Phase (i.e. the "9th Floor Commencement Date" and "the 8th Floor Commencement Date") will be the earlier of (i) the first day on which Tenant occupies the applicable Phase for the regular conduct (not testing) of its business; or (ii) the Scheduled Commencement Date for the applicable Phase (as the same may be extended according to Section
         3.3 below).

3.2    Early Occupancy
         Tenant has no right to enter the Premises until Landlord tenders possession. With Landlord's express written consent, Tenant may occupy the Premises for regular conduct of Tenant's business prior to the Scheduled Commencement Date. If Tenant takes possession of any part of the Premises for the regular conduct of Tenant's business prior to the applicable Scheduled Commencement Date with Landlord's prior written consent, all of the covenants and conditions of the Lease will bind both parties with respect to such portion of the Premises, and Tenant will pay Landlord for such portion of the Premises for the period of such occupancy according to Section 4 of the Lease at the rates applicable to the first Lease Year (excluding any periods of excused or free rent, if any), prorated for the time and portion of the Premises so occupied. No early occupancy under this Section 3.2 will change the Commencement Date or the Expiration Date.

3.3    Delayed Occupancy
         Delayed Occupancy shall be governed by Paragraph 2 of Exhibit B attached hereto.

3.4    Surrender.
         Upon the expiration or other termination of the Term, Tenant will immediately vacate and surrender possession of the Premises in good order, repair and conditions, broom clean, except for ordinary wear and tear. Upon the expiration or other termination of the Term, at Landlord's option, Tenant agrees to (a) remove those changes, additions and improvements installed for or during Tenant's occupancy, whether made by Landlord (pursuant to Sections 7.3(b), 8.2, 12.2, or 14.2) or by Tenant, that were not approved in the initial buildout of the Premises or which Landlord, at the time that Tenant submitted plans for same for Landlord's approval pursuant to Section 9.1 herein, requested Tenant to remove, and (b) remove all of Tenant's trade fixtures, office furniture, office equipment and other personal property, including without limitation the items set forth in Exhibit G. Tenant will pay Landlord on demand the cost of repairing any damage to the Premises or Building caused by the installation or removal of any such items. Except as described herein in this Section 3.4, any of Tenant's property remaining in the Premises will be conclusively deemed to have been abandoned by Tenant and may be appropriated, stored, sold, destroyed or otherwise disposed of by Landlord without notice or obligation to account to or compensate Tenant, and Tenant will pay Landlord on demand all reasonable costs incurred by Landlord relating to such abandoned property.

3.5    Holding Over.
         Tenant understands that it does not have the right to hold over at any time unless agreed to by Landlord, in its sole discretion, and Landlord may exercise any and all remedies at law or in equity to recover possession of the premises, as well as any damages incurred by Landlord, due to Tenant's failure to vacate the Premises and deliver possession to Landlord as required by this Lease. If Tenant holds over after the Expiration Date without Landlord's prior written consent, Tenant will be deemed a tenant at sufferance, at a daily Base and Additional Rent, payable in advance, equal to 110% for the first thirty
         (30) days and 150% thereafter of the Base and Additional Rent per day payable during the last year of the Term, and Tenant will be bound by all of the other terms, covenants and agreements of this Lease as the same may apply to a tenancy at sufferance. The provisions of this
         Section 3.5 shall not operate as a waiver by Landlord of any right of re-entry hereinbefore provided.

4.     RENT.

4.1    Base Rent
         Commencing on the Commencement Date and then throughout the Term, Tenant agrees to pay Landlord Base Rent according to the following provisions. Base Rent during each Lease Year (or portion of a Lease
         Year) described in Section 1.3(k) will be payable in monthly installments in the amount specified for such Lease Year (or portion) in Section 1.1(h), in advance, on or before the first day of each and every month during the Term. However, if the Term commences on other than the first day of a month or ends on other than the last day of a month, Base Rent for such month will be appropriately prorated.

4.2    Additional Rent.
         Tenant agrees to pay Landlord, as Additional Rent, in the manner provided below for each Fiscal Year that contains any part of the Term, Tenant's Share of (i) the amount of Expenses for such Fiscal Year ("Additional Expenses"); and (ii) the amount of Taxes for such Fiscal Year ("Additional Taxes").

              (a) Estimated Payments. Prior to or as soon as practicable after the beginning of each Fiscal Year, Landlord will notify Tenant of Landlord's estimate of Tenant's Share of Additional Expenses and Additional Taxes for the ensuing Fiscal Year. On or before the first day of each month during the ensuing Fiscal Year, Tenant will pay to Landlord, in advance, 1/12 of such estimated amounts, provided that until such notice is given with respect to the ensuing Fiscal Year, Tenant will continue to pay on the basis of the prior Fiscal Year's estimate until the month after the month in which such notice is given. In the month Tenant first pays based on Landlord's new estimate, Tenant will pay to Landlord one-twelfth ((1)/12th) of the difference between the new estimate and the prior year's estimate for each month which has elapsed since the beginning of the current Fiscal Year. If at any time or times it appears to Landlord that Tenant's Share of Additional Expenses or Tenant's Share of Additional Taxes for the then-current
         Fiscal Year will vary from Landlord's estimate by more than 5%, Landlord may, by notice to Tenant, revise its estimate for such year and subsequent payments by Tenant for such year will be based upon the revised estimate, all of which are subject to the limitations contained in Section 4.7.

              (b) Annual Settlement. As soon as practicable, but no later than 120 days after the close of each Fiscal Year, Landlord will deliver to Tenant its statement of Tenant's Share of Additional Expenses and Additional Taxes for such Fiscal Year. If on the basis of such statement Tenant owes an amount that is less than the estimated payments previously made by Tenant for such Fiscal Year, Landlord will either refund such excess amount to Tenant or credit such excess amount against the next payment(s), if any, due from Tenant to Landlord. If on the basis of such statement Tenant owes an amount that is more than the estimated payments previously made by Tenant for such Fiscal Year,
         Tenant will pay the deficiency to Landlord within 30 days after the delivery of such statement. If this Lease commences on a day other than the first day of a Fiscal Year or terminates on a day other than the last day of a Fiscal Year, Tenant's Share of Additional Expenses and Additional Taxes applicable to the Fiscal Year in which such commencement or termination occurs will be prorated on the basis of the number of days within such Fiscal Year that are within the Term.

              (c) Final Payment. Tenant's obligation to pay the Additional Rent and Landlord's obligation to refund or credit any overpayment of Additional Rent provided for in this Section 4.2 which is accrued but not paid for periods prior to the expiration or early termination of the Term will survive such expiration or early termination. Prior to or as soon as practicable after the expiration or early termination of the Term, but no later than 120 days after the end of the Fiscal Year in which such expiration or early termination occurs, Landlord may submit an invoice to Tenant stating Landlord's estimate of the amount by which Tenant's Share of Additional Expenses and Additional Taxes through the date of such expiration or early termination will exceed Tenant's estimated payments of Additional Rent for the Fiscal Year in which such expiration or termination has occurred or will occur. Tenant will pay the amount of any such excess to Landlord or Landlord shall pay to Tenant the amount of any Tenant's overpayment within 30 days after the date of Landlord's invoice.

4.3    Other Taxes.
         Tenant will reimburse Landlord upon demand for any and all taxes payable by Landlord (other than net income taxes and taxes included in Taxes) whether or not now customary or within the contemplation of Landlord and Tenant: (a) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises: (b) upon or measured by Rent; (c) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Premises; and
         (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. If it is not lawful for Tenant to reimburse Landlord, the Base Rent payable to Landlord under this Lease will be revised to yield to Landlord the same net rental after the imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax.

4.4    Terms of Payment.
         All Base Rent, Additional Rent and other Rent will be paid to Landlord (Solano Associates d/b/a TrizecHahn 120 South Riverside Management L.P.) in lawful money of the United States of America, at Old Kent Bank Slot 30243 PO Box 66973 Chicago IL 60666-0973 or to such other person or at such other place as Landlord may from time to time designate in writing, without notice or demand and without right of deduction, abatement or setoff, except as otherwise expressly provided in this Lease.

4.5    Interest on Late Payments.
         All amounts payable under this Lease by Tenant to Landlord, if not paid within 5 days of when due, will bear interest from the due date until paid at the lesser of the highest interest rate permitted by law or the then-current Prime Rate.

4.6    Right to Accept Payments.
         No receipt by Landlord of an amount less than Tenant's full amount due will be deemed to be other than payment "on account", nor will any endorsement or statement on any check or any accompanying letter effect or evidence an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any right of Landlord. No payments by Tenant to Landlord after the expiration or other termination of the Term, or after the giving of any notice (other than a demand for payment of money) by Landlord to Tenant, will reinstate, continue or extend the Term or make ineffective any notice given to Tenant prior to such payment. After notice or commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of Rent due under this Lease, and such receipt will not void any notice or in any manner affect any pending suit or any judgment obtained.

4.7    Expense Cap.
         "Capped Expenses" shall mean all Expenses exclusive of Non-Capped Expenses as defined below. For the purpose of determining Additional Rent, during the initial Term of the Lease only, Capped Expenses for any calendar year shall not be increased over the amount of Capped Expenses during the calendar year in which the term of this Lease commences by more than five percent (5%) per year on a cumulative basis, compounded annually. For example, if Capped Expenses during the calendar year in which the term of this Lease commences were $100,000, the cap on Capped Expenses for the fifth full calendar year would be $121,550.63 ($100,000 times 1.05 times 1.05 times 1.05 times 1.05).
         Notwithstanding what is set forth herein, Landlord shall not increase Capped Expenses more than ten percent (10%) in any one year, however, Landlord may carry over any increase in Capped Expenses over ten percent for a particular year to apply toward Capped Expenses in future years until recovered. It is understood and agreed that there shall be no cap on Non-Capped Expenses, which are hereby defined to mean all Expenses that in Landlord's sole discretion and judgment may be subject to increases which are outside of Landlord's control, including but not limited to, all utility expenses, snow removal expenses, insurance premiums, costs governed by collective bargaining, costs incurred due to requirements of Law or insurance carriers, major repairs, or costs incurred due to casualty or condemnation to the extent same are not reimbursed by insurance required to be carried under this Lease or by condemnation award. At no time shall there be any cap on Taxes.

4.8    Tenant's Right to Audit.
         Landlord shall maintain complete and accurate books and records detailing all Expenses and Taxes for not less than the preceding one
         (1) year. Landlord may keep the books and records at the Building or at Landlord's regional office. Within ninety days of receipt of Landlord's annual statement for Tenant's Share of Additional Expenses and Additional Taxes as described in Section 4.2(b) above and upon thirty
         (30) days written notice Tenant and/or its representatives (which shall be members of one of the "Big Five" accounting firms and shall not be compensated on a contingency fee basis for this audit) shall have the right, at Tenant's expense, to examine (but not to copy), and audit during normal business hours, Landlord's books and records pertaining to the Expenses and Taxes for the preceding year to enable Tenant to verify the accuracy thereof. Landlord shall reasonably cooperate with Tenant in any such examination. Any information reviewed by Tenant and/or its representatives shall be kept confidential and may only be disclosed as set forth in Section 26.10. If it is determined that the Expenses and Taxes reported by Landlord are in excess of one hundred five (105%) percent of the actual amount of Expenses and Taxes, then if
         (i) Landlord fails to dispute such finding, or (ii) Landlord agrees with such finding, or (iii) following a dispute of Tenant's audit by Landlord the reconciled audits still evidence that Tenant was overcharged by more than 5% as set forth above, then Tenant's reasonable actual costs of said audit shall be payable by Landlord on demand. Any overpayment by Tenant shall be credited to Tenant and any undercharge shall be paid by Tenant as soon as reasonably possible. Failure by Tenant to contest or dispute the allocation of Additional Rent within ninety days of receipt of Landlord's annual statement for Tenant's Share of Additional Expenses and Additional Taxes as described in Section 4.2(b) above (a) is deemed a waiver of the applicable audit or dispute right and any right to contest the Additional Rent charges (undercharges or overcharges) for the applicable Lease year; (b) is deemed acceptance of the Additional Rent charges as submitted to and reviewed by Tenant; and (c) CONSTITUTES FULL RELEASE OF LANDLORD BY TENANT FOR ANY OVERCHARGES of Additional Rent for the applicable Lease year . Such audit review by Tenant shall not postpone or alter the liability and obligation of Tenant to pay any amounts due under the Terms of the Lease, nor shall Tenant be entitled to conduct such an audit if Tenant is otherwise in Default under this Lease. No subtenant shall have any right to conduct an audit and no assignee shall conduct an audit for any period during which such assignee was not in possession of the Premises. The foregoing provisions shall survive termination or expiration of the Lease.


5.     CONDITION OF PREMISES.

         Subject to any provision of this Lease concerning the making of Leasehold Improvements by Landlord in the Premises, including without limitation Exhibit B herein, by taking possession of the Premises hereunder, Tenant accepts the Premises as being in good order, condition and repair, and otherwise as is, where is and with all faults. Except as may be expressly set forth in this Lease, including Exhibit B, Tenant acknowledges that neither Landlord, nor any employee, agent or contractor of Landlord has made any representation or warranty concerning the Land, Building, Common Areas or Premises, or the
         suitability of either for the conduct of Tenant's business. The Premises do not include any areas above the finished ceiling or below the finished floor covering installed in the Premises or any other areas not shown on Exhibit A as being part of the Premises. Landlord reserves, for Landlord's exclusive use, any of the following (other than those installed for Tenant's exclusive use) that may be located in the Premises: janitor closets, stairways and stairwells; fan, mechanical, electrical, telephone and similar rooms; and elevator, pipe and other vertical shafts, flues and ducts. Notwithstanding what is set forth herein, Tenant, subject to Landlord's reasonable prior approval, may have non-exclusive use of the area above the finished ceiling and below the finished floor for electrical, telephone and other cabling and other similar rooms serving the Premises to run voice /data communication cabling.

6.     USE AND OCCUPANCY.

6.1    Use.

              (a) Tenant agrees to use and occupy the Premises only for the Use described in Section 1.1(e), or for such other purpose as Landlord expressly authorizes in writing.

              (b) The use of the Premises permitted under Section 6.1(a) shall not include, and Tenant shall not use, or permit the use of, the Premises or any part thereof for: (i) the offices or business of a governmental or quasi-governmental bureau, department or agency, foreign or domestic, including an autonomous governmental corporation or diplomatic or trade mission; or (ii) conduct or maintenance of any gambling or gaming activities or any political activities of any club activities, or a school or employment or placement agency; or (iii) any use which would (1) violate any agreement which affects the Building or binds Landlord, including without limitation, any exclusive uses granted to existing tenants or (2) conflict, in Landlord's sole opinion, with retail uses currently in existence in the Building. Landlord agrees that Tenant's initial use and space plan do not require any improvements, alterations or changes in services per this Article. Education, training and recruitment of Tenant's employees and prospective employees in conjunction with Tenant's Use hereunder shall be deemed a permitted Use hereunder. Use includes the rights granted under Section 34.

6.2    Compliance.

              (a) Tenant agrees to use the Premises in a safe, careful and proper manner, and to comply with all Laws applicable to Tenant's use and occupancy of the Premises. If, (i) due to the nature or manner of any use or occupancy of the Premises by Tenant, or (ii) to a condition created by Tenant, or a breach of Tenant's obligations hereunder or the negligence of Tenant or its invitees, or (iii) the requirement of installation or modification of any gas, smoke or fire detector or alarm or any sprinkler or other system to prevent or extinguish fire or combustion or to promote fire safety, any improvements or alterations to the Premises or Building or changes in the services provided by Landlord according to Section 7 are required to comply with any Laws, or with requirements of Landlord's insurers, then Tenant will pay all costs of the required improvements, alterations or changes in services.

              (b) Landlord and Tenant agree that, during the Term, each will comply with all Laws governing, and all procedures established by Landlord for, the use, abatement, removal, storage, disposal or transport of any substances, chemicals or materials declared to be, or regulated as, hazardous or toxic under any applicable Laws ("Hazardous Substances") and any required or permitted alteration, repair, maintenance, restoration, removal or other work in or about the Premises, Building or Land that involves or affects any Hazardous Substances. Each party will indemnify and hold the other and the other's "Affiliates" (as defined in Section 13.1) harmless from and against any and all claims, costs and liabilities (including reasonable attorneys' fees) arising out of or in connection with any breach by such party of its covenants under this Section 6.2(b). The parties' obligations under this Section 6.2(b) will survive the expiration or early termination of the Term.

              (c) The parties hereby agree that throughout the Term of this Lease, the Landlord shall be responsible, at its sole cost and expense, for compliance with the Americans With Disabilities Act of 1990 and all regulations issued by the U.S. Attorney General or other authorized agencies under the authority of such Act ("ADA") in the Common Areas of the Building and that Tenant shall be responsible for compliance with the ADA in the Premises. Tenant agrees that in the event it provides any plans or specifications for improvements, alterations or additions to the Premises pursuant to the terms and conditions of this Lease,
         Tenant shall be obligated to cause such plans to conform to all then applicable requirements of the ADA and shall otherwise cause them to be in accordance with the agreements contained in this Section 6.2(c) and Tenant shall notify Landlord of any particular requirements that Tenant may have to enable Landlord to meet its obligations under this Section 6.2(c). Landlord and Tenant covenant and agree to reimburse and indemnify each other for any expenses incurred by the indemnified party due to the indemnified party's failure to conform to the requirements of the ADA as agreed to in this Section 6.2(c), including, but not limited to, the cost of making any alterations, renovations or accommodations required by the ADA, or any governmental enforcement agency, or any court, any and all fines, civil penalties and damages awarded resulting from a violation of the ADA and all reasonable legal expenses incurred in defending such claims made under the ADA or in enforcing this indemnification, including, but not limited to, reasonable attorney's fees. Such indemnification shall survive the expiration or termination of this Lease.

              (d) Landlord has disclosed to Tenant that the Building contains asbestos containing material ("ACM") and that the Premises are free of ACM except in sealed perimeter columns. Landlord has established an ACM management program that will govern all work in the Building that could disturb any ACM. Regardless of any provision of the Lease to the contrary, Tenant will not undertake any work in the Premises or the Building (including, without limitation, any alteration, repair, maintenance, restoration or removal work contemplated by Sections 8.1, 9.1, 12.2 or 16.1 of the Lease) that could disturb any ACM in the sealed perimeter columns in the Premises or ACM in other parts of the Building without first notifying Landlord of the proposed work and cooperating with Landlord to ensure that such work complies with Landlord's ACM program. Tenant agrees that its failure to comply with this Section 6.2(d) will constitute a material breach of the Lease; however, such agreement will not be deemed to limit the materiality of any other Tenant breach of the Lease for failure to comply with any other Rules and Regulations.

6.3    Occupancy.
         Tenant will not do or permit anything which obstructs or interferes with other tenants' rights or with Landlord's providing Building services, or which injures or annoys other tenants. Tenant will not cause, maintain or permit any nuisance in or about the Premises and will keep the Premises free of debris, and anything of a dangerous, noxious, toxic or offensive nature or which could create a fire hazard or undue vibration, heat or noise. If any item of equipment, building material or other property brought into the Building by Tenant or on Tenant's request causes a dangerous, noxious, toxic or offensive effect including an environmental effect) and in Landlord's reasonable opinion such effect will not be permanent but will only be temporary and is able to be eliminated, then Tenant will not be required to remove such item, provided that Tenant promptly and diligently causes such effect to be eliminated, pays for all costs of elimination and indemnifies Landlord against all liabilities arising from such effect. Tenant will not make or permit any use of the Premises which may jeopardize any insurance coverage, increase the cost of insurance or require additional insurance coverage. If by reason of Tenant's failure to comply with the provisions of this Section 6.3(a) any insurance coverage is jeopardized as evidenced by a written notice from Landlord's insurance carrier then Landlord will have the option to terminate this Lease after giving written notice to Tenant and providing that Tenant shall cure same as soon as reasonably possible after said notice but no less than 30 days thereafter and Tenant shall have failed to cure same within said cure period, or (b) insurance premiums are increased, then Landlord may require Tenant to immediately pay Landlord as Rent the amount of the increase in insurance premiums directly attributed to its use. Notwithstanding anything herein contained to the contrary, Landlord agrees that Tenant's Use of the Premises is an acceptable use under this Section 6.3 and this Lease and that occupancy of up to 1 person per 100 rentable square feet in the Premises is an acceptable level of occupancy for the Premises, except as otherwise specifically set forth in the Lease including Sections 7.1(b) and (f ) and shall not constitute a default hereunder. Notwithstanding what is set forth in the preceding sentence, Landlord makes no warranty or representation regarding the compliance of Tenant's Use or its occupancy of 1 person per 100 rentable square feet in the Premises with any zoning laws.



7.     SERVICES AND UTILITIES.

7.1    Landlord's Standard Services.
         During the Term, Landlord will operate and maintain the Building in compliance with all applicable Laws which are not the obligation of Tenant and in good condition and repair according to those standards from time to time prevailing for office buildings of a similar size and age in the area in which the Building is located. Landlord represents that as of the Date (i) the plumbing, electrical wiring, water and sewerage systems, fire protection and sprinkler system, heating system, air-conditioning equipment and elevators serving the Common Areas of the Building and the heating/air-conditioning distribution duct work to the exterior of the Premises are in good operating condition, (ii) the Building structure, to the best of its knowledge, is in good condition, and (iii) the perimeter induction units, toilets and sinks located in the Premises are in good working condition. Landlord will provide the following services according to such standards, the costs of which will be included in Expenses to the extent provided in Section 1.3(f):

              (a) repair, maintenance and replacement of all the exterior and structural elements of the Building including the exterior windows and the Common Areas and all general mechanical, plumbing and electrical systems installed in the Building, but excluding those portions of any mechanical, plumbing or electrical systems that exclusively serve the Premises such as (by means of illustration only) supplemental heating, ventilation and air-conditioning ("HVAC") systems, kitchen plumbing and equipment, plumbing for restrooms exclusively used by Tenant and wall plugs and switches ("Exclusive Systems").; and

              (b) heating and air-conditioning the Premises and Common Areas during Business Hours, at temperatures and in amounts as may be reasonably required for comfortable use and occupancy under normal business operations with "Customary Office Equipment" and a personnel density not to exceed 1 person per 100 rentable square feet as to heating and 1 person per 200 rentable square feet as to air-conditioning (however a density of 1 person per 100 rentable square feet is achievable with supplemental air-conditioning installed by Tenant), subject to compliance with all applicable voluntary and mandatory regulations and laws (as used in this Lease, "Customary Office Equipment" will include typewriters, calculators, dictation recorders, desk top personal computers, small reproduction machines and similar devices and equipment; but will not include any machines, devices or equipment that adversely affect the temperature otherwise maintained in the Premises such as equipment which generates substantial amounts of heat disproportionate to its size). A computer room will be constructed in the Premises at Tenant's cost and supplemental cooling provided therefore. If Tenant requires heating or air-conditioning for the Premises outside Business Hours, Landlord will furnish the same for the hours specified in a request from Tenant (which request will be made at the time and in the manner reasonably designated by Landlord for such requests from time to time), and for this service Tenant will pay Landlord, within 30 days after the date of Landlord's invoice, the hourly rate reasonably determined by Landlord from time to time; After hours charges for heating and cooling using interior VAV fan operation only shall be $45.00 per hour per floor; and

              (c) cold water from City of Chicago mains for small kitchens, hot and cold water for Building standard washrooms and water for drinking fountains (excluding water for air conditioning units for exclusive use by Tenant) Water for Tenant's supplemental air-conditioning systems, if any, is available at the rate reasonably determined by Landlord from time to time which as of the Date is $253.00 per ton per year.; and

              (d) janitorial services to the Premises and Building Common Areas, exclusive of Holidays. Tenant shall not provide any janitor services without Landlord's written consent. Janitorial services shall be consistent with those of other comparable office buildings in downtown Chicago, and subject to the following specifications as attached as Exhibit F hereto and

              (e) passenger elevators for access to and from the floor(s) on which the Premises are located. At least one passenger elevator shall be available to provide access to the Premises 24 hours a day, every day of the year, and Landlord shall use reasonable efforts to maintain at least three (3) elevators available for Tenant's non-exclusive use during Building Business Hours; and

              (f) toilet facilities sufficient for normal office use with a density not to exceed 1 person per 200 rentable square feet; and

              (g) electric lighting for all Common Areas that require electric light during the day or are open at night, including replacement of tubes and ballasts in lighting fixtures; and

              (h) security service for the Building comparable to that provided by comparable buildings in comparable areas of downtown Chicago, Illinois using manners and methods deemed necessary by Landlord in its sole and reasonable judgment.; and

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

              (i) Landscaping comparable to that provided by comparable buildings in comparable areas of downtown Chicago, Illinois using manners and methods deemed necessary by Landlord in its sole and reasonable judgment; and

              (j) Snow removal from sidewalks and exterior Common Areas comparable to that provided by comparable buildings in comparable areas of downtown Chicago, Illinois using manners and methods deemed necessary by Landlord in its sole and reasonable judgment; and

              (k) Insect, rodent and vermin control in the Building and Premises comparable to that provided by comparable buildings in comparable areas of downtown Chicago, Illinois using manners and methods deemed necessary by Landlord in its sole and reasonable judgment.

7.2    Electricity.

              (a) Electric Service Provider. Electricity for the Premises shall not be furnished by Landlord but shall be furnished by the electric utility company serving the Building. Landlord has advised Tenant that presently Commonwealth Edison ("Electric Service Provider") is the utility company selected by Landlord to provide electricity service for the Building. Tenant shall make all necessary arrangements with the Electric Service Provider for metering and paying for electric current furnished by said Electric Service Provider to the Tenant and Tenant shall pay for all charges for electric current consumed on the Premises during the Term of this Lease. Tenant's electrical use in the Premises shall not exceed the capacity of the existing system serving the Premises, nor shall Tenant use more than its proportionate share of the Building electrical riser capacity. Tenant may purchase from Landlord, Landlord's agent, or from a third party all lamps, bulbs, ballasts and starters used in the Premises (provided that Tenant may at its sole cost and expense engage directly a licensed union electrician to change lamps and bulbs used in the Premises).

              (b) Alternate Service Provider. Notwithstanding the foregoing, if permitted by Law, Landlord or Tenant shall have the right at any time and from time to time during the Term to either contract for service from a different company or companies providing electricity service (each such company shall hereinafter be referred to as an "Alternate Service Provider") or continue to contract for service from the Electric Service Provider. Tenant shall cooperate with Landlord, the
         Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises. If Tenant selects an Alternate Service Provider to provide electricity service for the Building, Tenant shall make all necessary arrangements with the Alternate Service Provider for metering and paying for electric current furnished by the Alternate Service Provider to the Tenant and Tenant shall pay for all charges for electric current consumed on the Premises during the Term of this Lease. Landlord shall in no way be liable or responsible for any loss, damage, or expense that Tenant may sustain or incur by reason of any change, failure, interference, disruption, or defect in the supply or character of the electric energy furnished to the Premises, or if the quantity or character of the electric energy supplied by the Electric Service Provider or any Alternate Service Provider is no longer available or suitable for Tenant's requirements, and no such change, failure, defect, unavailability, or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under the Lease. Notwithstanding what is set forth herein, Tenant may not select an Alternate Service Provider that is different from the one selected for the Building by Landlord if Tenant's selection will adversely affect Landlord's selection of an Alternate Service Provider in any way.

7.3    Additional Services.

              (a) If Tenant requires electric current, water or any other utilities in excess of the amounts provided by Landlord according to Sections 7.1 and 7.2, such excess electric, water or other utility requirements will be supplied only with Landlord's consent, which consent will not be unreasonably withheld. If Landlord grants such consent, Tenant will pay all costs of meter service and installation of facilities or professional services necessary to measure and/or furnish

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

         the required excess capacity. Tenant will also pay the entire cost at the prevailing rate of such additional electricity, water or other utility so required.

              (b) If Tenant installs any machines, equipment or devices in the Premises other than those approved by Landlord in the initial buildout of the Premises that do not constitute Customary Office Equipment and such machines, equipment or devices cause the temperature in any part of the Premises to exceed the temperature the Building's mechanical system would be able to maintain in the Premises were it not for such machines, equipment or devices, then Landlord reserves the right upon prior reasonable written notice and Tenant's failure to install same in a reasonable amount of time, to install supplementary air conditioning units in the Premises, and Tenant will pay Landlord all costs of installing, operating and maintaining such supplementary units.

              (c) If Tenant requires any janitorial or cleaning services in excess of the amounts provided by Landlord according to Section 7.1 (such as cleaning services beyond normal office janitorial services for areas such as kitchens, computer rooms or other special use areas), Landlord will provide such excess services to Tenant within a reasonable period after Tenant's request made to Landlord's Building manager ("Property Manager"), provided that such excess services are available from Landlord's regular janitorial or cleaning contractor. Tenant will pay the cost of such excess services at prevailing rates. Landlord will also provide, within a reasonable period after Tenant's request made to the Property Manager, at Tenant's cost and to the extent available to Landlord, replacement of bulbs, tubes or ballasts in any non-Building standard lighting fixtures in the Premises.

              (d) Tenant will pay as Rent, within 30 days after the date of Landlord's invoice, all costs which may become payable by Tenant to Landlord under this Section 7.3.

7.4    Interruption of Services.
         If any of the services provided for in this Section 7 are interrupted or stopped, Landlord will use due diligence to resume the service; provided, however, no irregularity or stoppage of any of these services will create any liability for Landlord (including, without limitation, any liability for damages to Tenant's personal property caused by any such irregularity or stoppage), constitute an actual or constructive eviction or, except as expressly provided below, cause any abatement of the Rent payable under this Lease or in any manner or for any purpose relieve Tenant from any of its obligations under this Lease. If, due to reasons within Landlord's reasonable control to remedy (provided such unavailability is not caused by Tenant, Tenant's Contractors or any of their respective agents or employees), any of the services required to be provided by Landlord under this Section 7 should become unavailable and should remain unavailable for a period in excess of three (3) days after notice of such unavailability from Tenant to Landlord, and if such unavailability should render all or any portion of the Premises where Tenant is actually unable to use any or all of the Premises for the normal conduct of its business ("Untenantable"), then commencing upon the expiration of such 3 day period, Tenant's Rent will equitably abate in proportion to the portion of the Premises so rendered Untenantable for so long as such services remain unavailable for such reasons. Without limiting those reasons for an irregularity or stoppage of services that may be beyond Landlord's control, any such irregularity or stoppage that is required in order to comply with any Laws will be deemed caused by a reason beyond Landlord's control.


8.     REPAIRS.

8.1    Repairs Within the Premises.
         Subject to the terms of Sections 6, 7.1(a), 12 and 14, and except to the extent Landlord is required or elects to perform or pay for certain maintenance or repairs according to those sections, Tenant will, at Tenant's own expense: (a) at all times during the Term, maintain the Premises, including without limitation all glass, doors, fixtures, equipment, and appurtenances therein and those portions of any Exclusive Systems in good order and repair and in a condition that complies with all applicable Laws; and (b) promptly and adequately repair all damage to the Premises and replace or repair all of such glass, doors, fixtures, equipment and portions of the Exclusive Systems that are damaged or broken, all under the supervision of Landlord at Landlord's option and subject to the prior reasonable approval of

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
         Landlord. All work done by Tenant or its contractors (which contractors will be subject to Landlord's reasonable approval) will be done in a first-class workmanlike manner using only grades of materials at least equal in quality to Building standard materials and will comply with all insurance requirements and all applicable Laws.

8.2    Failure to Maintain Premises.
         If Tenant fails to perform any of its obligations under Section 8.1, then Landlord may perform such obligations and Tenant will pay as Rent to Landlord the cost of such performance, including an amount sufficient to reimburse Landlord for overhead and supervision, within 30 days after the date of Landlord's invoice. For purpose of performing such obligations, or to inspect the Premises, Landlord may enter the Premises upon not less than 30 days' prior notice to Tenant provided that Tenant has not cured same within said period (except in cases of actual or suspected emergency, in which case no prior notice will be required or in cases where Tenant's failure to repair has an adverse affect on the Building or other tenants, in which case only 10 days notice will be required) without liability to Tenant for any loss or damage incurred as a result of such entry, provided that Landlord will take reasonable steps in connection with such entry to minimize any disruption to Tenant's business or its use of the Premises.

8.3    Notice of Damage.
         Tenant will notify Landlord promptly after Tenant learns of (a) any fire or other casualty in the Premises; (b) any damage to or defect in the Premises, including the fixtures and equipment in the Premises, for the repair of which Landlord might be responsible; and (c) any damage to or defect in any parts of appurtenances of the Building's sanitary, electrical heating, air conditioning, elevator or other systems located in or passing through the Premises.


9.     ALTERATIONS.

9.1 Alterations by Tenant.
         Tenant may from time to time at its own expense make changes, additions and improvements to the Premises (individually or collectively referred to as "Alterations") to better adapt the same to its business, provided that any such Alterations: (a) will comply with all applicable Laws and Tenant will provide Landlord with permits evidencing same; (b) will be made only with the prior written consent of Landlord, which consent will not be unreasonably withheld; (c) will equal or exceed Building standard (d) will be carried out only by persons selected by Tenant and approved in writing by Landlord, who will if required by Landlord deliver to Landlord before commencement of the work performance and payment bonds; (e) do not exceed or adversely affect the capacity, maintenance, operating cost or integrity of the Building's structure or any of its heating, ventilating, air conditioning, plumbing, mechanical, electrical, communications or other systems; (f) is approved by the holder of any Encumbrance if so required by the terms of said Encumbrance; (g) does not violate any agreement which affects the Building or binds Landlord of which Tenant is given notice; (h) does not alter the exterior of the Building in any way. Tenant will maintain, or will cause the persons performing any such work to maintain, worker's compensation insurance and public liability and property damage insurance (with Landlord named as an additional insured), in amounts, with companies and in a form reasonably satisfactory to Landlord, which insurance will remain in effect during the entire period in which the work will be carried out. If requested by Landlord, Tenant will deliver to Landlord proof of all such insurance. Tenant will promptly pay, when due, the cost of all such work and, upon completion, Tenant will deliver to Landlord, to the extent not previously received by Landlord, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Tenant shall pay the Construction Administration Fee on all Alterations. Tenant will also pay any increase in property taxes on, or fire or casualty insurance premiums for, the Building attributable to such Alterations and the cost of any modifications to the Building outside the Premises that are required to be made in order to make the Alterations to the Premises. Tenant, at its expense, will have promptly prepared and submitted to Landlord reproducible as-built CAD plans of any such Alterations upon their completion. All permanent Alterations to the Premises, made or paid for by Landlord or Tenant will, without compensation to Tenant, become Landlord's property upon installation, subject to Section 3.4 herein. Notwithstanding the foregoing, Tenant shall have the right to make non-structural interior alterations to the Premises upon notice to


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

         Landlord, but without first obtaining Landlord's prior written consent provided that: (i) such interior alterations shall be completed in a good and workman-like manner in accordance with Landlord's design criteria for the Building and the plans and specifications for the Premises originally approved by Landlord; (ii) the cost of any such interior alterations shall not exceed in the aggregate $25,000.00 per floor per Lease Year (the substitution of equipment in the Premises by Tenant shall not be included in the computation of said $25,000.00 amount); (iii) such interior alterations do not affect Building Systems and (iv) Tenant shall indemnify, defend and hold Landlord harmless from and against all claims, causes of action, damages and liabilities sustained by Landlord as a result of any such work performed by Tenant, its employees, agents or contractors, unless caused by the act or omission of Landlord.

9.2    Alterations by Landlord.
         Landlord may from time to time make repairs, changes, additions and improvements to the Building, Common Areas and those Building systems necessary to provide the services described in Section 7, and for such purposes Landlord may enter the Premises upon not less than 30 days' prior notice to Tenant (except in cases of actual or suspected emergency, in which case no prior notice will be required) without liability to Tenant for any loss or damage incurred as a result of such entry, provided that in doing so Landlord will not disturb or interfere with Tenant's use of the Premises and operation of its business any more than is reasonably necessary in the circumstances and will repair any damage to the Premises caused by such entry. No permanent change, addition or improvement made by Landlord will materially impair access to the Premises, however Landlord may temporarily close doors, entryways, public space and corridors within the Building and to interrupt or temporarily suspend services and facilities without being deemed or held guilty of an eviction of Tenant or for damages to Tenant's property, business or person, and the rent reserved herein shall in no way abate while said repairs, alterations, improvements or additions are being made, and Tenant shall not be entitled to maintain any set-off or counterclaim for damages of any kind against Landlord for any reason thereto. Landlord may, at its option, make all such repairs, alterations, improvements or additions in and about the Building and the Premises during ordinary business hours, but if Tenant desires to have the same done at any other time, Tenant shall pay for all overtime and additional expenses resulting therefrom.


10.    LIENS.

         Tenant agrees to pay before delinquency all costs for work, services or materials furnished to Tenant for the Premises, the nonpayment of which could result in any lien against the Land or Building. Tenant will keep title to the Land and Building free and clear of any such lien. Tenant will immediately notify Landlord of the filing of any such lien or any pending claims or proceedings relating to any such lien and will indemnify and hold Landlord harmless from and against all loss, damages and expenses (including reasonable attorneys' fees) suffered or incurred by Landlord as a result of such lien, claims and proceedings. In case any such lien attaches, Tenant agrees to cause it to be immediately released and removed of record (failing which Landlord may do so at Tenant's sole expense), unless Tenant has a good faith dispute as to such lien in which case Tenant may contest such lien by appropriate proceedings so long as Tenant deposits with a title company acceptable to Landlord a bond or other security in an amount reasonably acceptable to Landlord which may be used by Landlord to release such lien. Upon final determination of any permitted contest, Tenant will immediately pay any judgment rendered and cause the lien to be released.


11.    INSURANCE.

11.1   Landlord's Insurance.
         During the Term, Landlord will provide and keep in force the following insurance:

              (a) commercial general liability insurance relating to Landlord's operation of the Building, for personal and bodily injury and death, and damage to others' property; and

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

              (b) all risk or fire insurance (including standard extended coverage endorsement perils, leakage from fire protective devices and other water damage) relating to the Land and Building (but excluding Tenant's fixtures, furnishings, equipment, personal property, documents, files, inventory, stock-in-trade and work products and all leasehold improvements in the Premises); and

              (c) loss of rental income insurance or loss of insurable gross profits commonly insured against by prudent landlords; and

              (d)  boiler and machinery insurance; and

              (e) such other insurance as Landlord reasonably elects to obtain or any Building mortgagee requires.

              (f) workers' compensation insurance with limits as statutorily defined in the State of Illinois.

         Insurance effected by Landlord under this Section 11.1 will be in amounts which Landlord from time to time reasonably determines sufficient or any Building mortgagee requires; in the case of insurance under Section 11.1(b) will be for replacement value and for the insurance in Section 11.1(a) will not be less than the Liability Insurance Amount, will be subject to such deductibles and exclusions as Landlord reasonably determines; will, in the case of insurance under
         Sections 11.1 (b), (c) and (d), permit the release of Tenant from certain liability under Section 13.1 (as long as such permission can be obtained without material additional cost and without rendering void the protection afforded by the policy); and will otherwise be on such terms and conditions as Landlord from time to time reasonably determines sufficient. Tenant acknowledges that Landlord's loss of rental income insurance policy provides that payments by the insurer may be limited to a period of one year following the date of any damage or destruction and that no insurance proceeds will be payable in the case of damage or destruction caused by an occurrence not included in the policies described in Sections 11.1(b), (c) and (d). Landlord shall provide Tenant with a copy of certificates evidencing the above insurance prior to the Commencement Date and upon written request by Tenant but no more than once each Lease Year.

11.2   Tenant's Insurance.
         During the term, Tenant will provide and keep in force the following insurance:

              (a) commercial general liability insurance relating to Tenant's business (carried on, in or from the Premises) and Tenant's use and occupancy, for personal and bodily injury and death, and damage to others' property, with limits of not less than the Liability Insurance Amount for any one accident or occurrence; and

              (b) all risk or fire insurance (including standard extended endorsement perils, leakage from fire protective devices and other water damage) relating to Tenant's fixtures, furnishings, equipment, documents, files, work products, inventory, stock-in-trade and all leasehold improvements in the Premises on a full replacement cost basis in amounts sufficient to prevent Tenant from becoming a co-insurer and subject only to such deductibles and exclusions as Landlord may reasonably approve and

              (c) if any boiler or machinery is operated in the Premises, boiler and machinery insurance; and

              (d) business interruption insurance with a minimum limit equal to Tenant's annual rental expense;

              (e) workers' compensation insurance with limits as statutorily defined in the State of Illinois;

              (f) employers  liability  insurance  with   limits  not less  than
         $1,000,000.

         Landlord, the holder of any Encumbrance and any other entity requested by Landlord will be named as an additional insureds in the policy described in Section 11.2(a), which will include cross liability and severability of interests clauses and will be on an "occurrence" (and not a "claims made") form. Landlord, the holder of any Encumbrance and any other entity requested by Landlord will be named as a loss payee, as its interest may appear, in the policies described in Sections 11.2(b) and (c), and such policies will permit the release of Landlord

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

         and the holder of any Encumbrance from certain  liability under Section
         13.2. Tenant's insurance policies will provide thirty (30) day notice to Landlord prior to cancellation and will otherwise be upon such terms and conditions as Landlord from time to time reasonably requires. Tenant will file with Landlord, on or before the Commencement Date and at least 10 days before the expiration date of expiring policies, such copies of either current policies, an insurance binder (countersigned by the insurer), Evidence of Insurance (in form Accord 27) or a binding certificate, or other proofs, as may be reasonably required to establish Tenant's insurance coverage in effect from time to time and payment of premiums. If Tenant fails to insure or pay premiums, or to file satisfactory proof as required, Landlord may, upon a minimum of 24-hours' notice, effect such insurance and recover from Tenant on demand any premiums paid.

11.3   Self Insurance
         Notwithstanding anything set forth to the contrary in this Lease, Tenant may, upon written notice to Landlord, self-insure the insurance coverage required under Section 11.2(b) above. However, the decision to self-insure shall not relieve Tenant of any liability as outlined in
         Section 11.2(b) above. Tenant shall hold Landlord harmless for any losses sustained that would have been covered by insurance had Tenant not elected to self-insure. This right to self insure is personal to Tenant and is not available to any subtenant or assignee without Landlord's prior written consent in its sole but reasonable discretion.


12.    DAMAGE OR DESTRUCTION.

12.1   Termination Options.
         If the Premises or the Building are damaged by fire or other casualty Landlord will, promptly after learning of such damage, notify Tenant in writing of the time necessary to repair or restore such damage, as estimated by Landlord's architect, engineer or contractor (and shall use diligent efforts to provide same within 90 days of the casualty if commercially, reasonably possible). If such estimate states that repair or restoration of all of such damage that was caused to the Premises or to any other portion of the Building necessary for Tenant's occupancy cannot be completed within 180 days from the date of such damage (or within 30 days from the date of such damage if such damage occurred within the last 12 months of the Term), then Tenant will have the option to terminate this Lease. If such estimate states that repair or restoration of all such damage that was caused to the Building cannot be completed within 180 days from the date of such damage, or if such damage occurred within the last 12 months of the Term and such estimate states that repair or restoration of all such damage that was caused to the Premises or to any other portion of the Building necessary for Tenant's occupancy cannot be completed within 30 days from the date of such damage, or if such damage is not insured against by the insurance policies required to be maintained by Landlord according to Section 11.1, then Landlord will have the option to terminate this Lease. Any option to terminate granted above must be exercised by written notice to the other party given within 30 days after Landlord delivers to Tenant the notice of estimated repair time. If either party exercises its option to terminate this Lease, the Term will expire and this Lease will terminate 10 days after notice of termination is delivered; provided, however, that Rent for the period commencing on the date of such damage until the date this Lease terminates will be reduced to the reasonable value of any use or occupation of the Premises by Tenant during such period and Landlord will be entitled to all proceeds of the insurance policy described in Section 11.2(b) applicable to any damaged leasehold improvements in the Premises.

12.2   Repair Obligations.
         If the Premises or the Building are damaged by fire or other casualty and neither party terminates this Lease according to Section 12.1, Landlord shall be required to restore the Building and Premises to their condition prior to such destruction or damage, with reasonable promptness, subject to delays for insurance adjustments and delays caused by matters beyond Landlord's control. Landlord will have no liability to Tenant and Tenant will not be entitled to terminate this Lease if such repairs and restoration are not in fact completed within the estimated time period, provided that Landlord promptly commences and diligently pursues such repairs and restoration to completion.
         Notwithstanding what is set forth herein, Tenant may terminate this Lease if Landlord fails to repair the Premises or any portion of the Building necessary for Tenant's occupancy within 270 days from the date of casualty, subject to delays for insurance adjustments and delays caused by matters beyond Landlord's reasonable control, then Tenant may

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

         terminate the Lease by written notice to Landlord. which notice shall be delivered to Landlord no later than fifteen (15) days after the date that such repairs should have been completed pursuant to the terms of the previous sentence, and then, unless such repairs have been completed the Lease will terminate thirty (30) days after Landlord's receipt of such notice. In no event will Landlord be obligated to repair, restore or replace any of the property required to be insured by Tenant according to Section 11.2; Tenant agrees to repair, restore or replace such property as soon as possible after the date of damage, to at least the condition existing prior to its damage, using materials at least equal to Building standard. However, in connection with its repair and restoration of such damage, Landlord may, at its option, elect to repair and restore the damage, if any, caused to all of the leasehold improvements required to be insured by Tenant according to
         Section 11.2(b). If Landlord makes such election, Landlord will be entitled to all proceeds of the insurance policy described in Section 11.2(b) applicable to the leasehold improvements Landlord so elects to repair or restore.

12.3   Rent Abatement.
         If any fire or casualty damage renders the Premises untenantable and if this Lease is not terminated according to Section 12.1 or 12.2, then Rent will abate beginning on the date of such damage. Such abatement will end on the date which is the earlier of (i) the date the Tenant fully reopens for business in such portion of the Premises, and (ii) the date which is ninety (90) days after the Landlord has substantially completed the repairs and restoration Landlord is required to perform according to Section 12.2. Such abatement will be in an amount bearing the same ratio to the total amount of Rent for such period as the Untenantable portion of the Premises bears to the entire Premises. In no event will Landlord be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from damage caused by fire or other casualty or the repair of such damage, provided however that, to the extent Tenant remains in possession of a portion of the Premises, Landlord will take all reasonable steps to minimize the disruption to Tenant's business and use of such portion of the Premises during the period of repair.


13.    WAIVERS AND INDEMNITIES.

13.1   Landlord's Waivers.
         As used in this Section 13, a party's "Affiliates" means that party's parent, subsidiary and affiliated corporations and its and their partners, directors, officers, shareholders, agents, servants and employees. Tenant and its Affiliates will not be liable or in any way responsible to Landlord for, and Landlord waives all claims against Tenant and its Affiliates for, any loss, injury or damage that is insured or required to be insured by Landlord under Sections 11.1(b),
         (c) or (d), so long as such loss, injury or damage results from or in connection with this Lease or Tenant's use and occupancy of the Premises. Landlord's waivers under this Section 13.1 will survive the expiration or early termination of the Term.

13.2   Tenant's Waivers.
         Except to the extent caused by the willful or negligent act or omission or breach of this Lease by Landlord or anyone for whom Landlord is legally responsible, Landlord, its Affiliates and the holder of any Encumbrance will not be liable or in any way responsible for, and Tenant waives all claims against Landlord, its Affiliates and the holder of any Encumbrance for any loss, injury or damage suffered by Tenant or others relating to (a) loss or theft of, or damage to, property of Tenant or others; (b) injury or damage to persons or property resulting from fire, explosion, falling plaster, escaping steam or gas, electricity, water, rain or snow, or leaks from any part of the Building or from any pipes, appliances or plumbing, or from dampness; or (c) damage caused by other tenants, occupants or persons in the Premises or other premises in the Building, or caused by the public or by construction of any private or public work. Landlord, its Affiliates and the holder of any Encumbrance will not be liable or in any way responsible to Tenant for, and Tenant waives all claims against Landlord, its Affiliates and the holder of any Encumbrance for, any loss, injury or damage that is insured or required to be insured by Tenant under Sections 11.2(b) or (c), so long as such loss, injury or damage results from or in connection with this Lease or Landlord's operation of the Building. Tenant's waivers under this Section 13.2 will survive the expiration or early termination of the Term.

13.3   Landlord's Indemnity.
         Subject to Section 7.4 and 13.2 and except to the extent caused by the willful or negligent act or omission or breach of this Lease by Tenant or anyone for whom Tenant is legally responsible, Landlord will indemnify and hold Tenant harmless from and against any and all liability, loss, claims, demand, damages or expenses (including reasonable attorneys' fees) due to or arising out of any willful or negligent act or omission or breach of this Lease by Landlord or anyone for whom Landlord is legally responsible. Landlord's obligations under this Section 13.3 will survive the expiration or early termination of the Term.

13.4   Tenant's Indemnity.
         Subject to Section 13.1 and except to the extent caused by the willful or negligent act or omission or breach of this Lease by Landlord or anyone for whom Landlord is legally responsible, Tenant will indemnify and hold Landlord and the holder of any Encumbrance harmless from and against any and all liability, loss, claims, demands, damages or expenses (including reasonable attorneys' fees) due to or arising out of any accident or occurrence on or about the Premises (including, without limitation, accidents or occurrences resulting in injury, death, property damage or theft) or any willful or negligent act or omission of or breach of this Lease by Tenant or anyone for whom Tenant is legally responsible. Tenant's obligations under this Section 13.4 will survive the expiration or early termination of the Term.


14.    CONDEMNATION.

14.1   Full Taking.
         If all or substantially all of the Building or Premises are taken for any public or quasi-public use under any applicable Laws or by right of eminent domain, or are sold to the condemning authority in lieu of condemnation, then this Lease will terminate as of the date the earlier of when the condemning authority takes physical possession of or title to the Building or Premises.

14.2   Partial Taking.

              (a) Landlord's Termination of Lease. If only part of the Building or Premises is thus taken or sold, and if after such partial taking, in Landlord's reasonable judgment, alteration or reconstruction is not economically justified, then Landlord (whether or not the Premises are affected) may terminate this Lease by giving written notice to Tenant within 60 days after the taking.

              (b) Tenant's Termination. If over 20% of the Premises is thus taken or sold and Landlord is unable to provide Tenant with comparable replacement premises in the Building, Tenant may terminate this Lease if in Tenant's reasonable judgment the Premises cannot be operated by Tenant in an economically viable fashion because of such partial taking. Such termination by Tenant must be exercised by written notice to Landlord given not later than 60 days after Tenant is notified of the taking of the Premises.

              (c) Effective Date of Termination. Termination by Landlord or Tenant will be effective as of the date when physical possession of the applicable portion of the Building or Premises is taken by condemning authority.

              (d) Election to Continue Lease. If neither Landlord nor Tenant elects to terminate this Lease upon a partial taking of a portion of the Premises, the Rent payable under this Lease will be diminished by an amount allocable to the portion of the Premises which was so taken or sold. If this Lease is not terminated upon a partial taking of the Building or Premises, Landlord will, at Landlord's sole expense, promptly restore and reconstruct the Building and Premises to substantially their former condition to the extent the same is feasible. However, Landlord will not be required to spend for such restoration or reconstruction an amount in excess of the net amount received by Landlord as compensation or damages for the part of the Building or Premises so taken.

14.3   Awards.
         As between the parties to this Lease, Landlord will be entitled to receive, and Tenant assigns to Landlord, all of the compensation awarded upon taking of any part or all of the Building or Premises, including any award for the value of the unexpired Term. However, Tenant may assert a claim in a separate proceeding against the condemning authority for any damages resulting from the taking of Tenant's trade fixtures or personal property, or for moving expenses, business relocation expenses or damages to Tenant's business incurred as a result of such condemnation.


15.    ASSIGNMENT AND SUBLETTING.

15.1   Limitation.
         Without Landlord's prior written consent, Tenant will not assign all or any of its interest under this Lease, sublet all or any part of the Premises or permit the Premises to be used by any parties other than Tenant, its employees and its Permitted Transferees pursuant to Section
         15.7 herein.

15.2   Notice of Proposed Transfer; Landlord's Options.
         If Tenant desires to enter into any assignment of this Lease or a sublease of all or any part of the Premises, Tenant will first give Landlord written notice of the proposed assignment or sublease, which notice will contain the name and address of the proposed transferee, the proposed use of the Premises, statements reflecting the proposed transferee's current financial condition and income and expenses for the past 2 years, a copy of the fully executed proposed assignment or sublease and any other information reasonably requested by Landlord. Except in the case of any transfer permitted under Section 15.7, Landlord will have the option, upon the receipt of such notice to cancel this Lease in the case of a proposed assignment of this Lease or a proposed subletting of all the Premises, or to cancel this Lease with respect to the portion to be so subleased, in which latter event the Base Rent and Tenant's Share as defined herein shall be adjusted on the basis of the number of square feet of rentable area of the Premises retained by Tenant, and this Lease as so amended shall continue thereafter in full force and effect. If Landlord wishes to exercise such option to cancel, Landlord shall, within ten (10) business days after Landlord's receipt of such notice from Tenant, send to Tenant a notice so stating and in such notice Landlord shall specify the date as of which such cancellation is effective, which date shall be not less than thirty (30) and not more than ninety (90) days after the date on which Landlord sends such notice. Tenant shall pay Landlord's reasonable costs and attorney's fees for review of the assignment or subletting documentation, of not less than $500.00 but not more than $1,000.00 per assignment or sublease.

15.3   Consent Not to Be Unreasonably Withheld.
         If Landlord does not exercise its applicable option under Section 15.2, then within said ten (10) business days of the receipt of the documentation set forth in Section 15.2 above, Landlord will either consent to or disapprove of the proposed assignment or sublease. Landlord will not unreasonably withhold or delay its consent to the proposed assignment or subletting if each of the following conditions is satisfied:

              (a) the proposed transferee, in Landlord's reasonable opinion, has sufficient financial capacity and business experience to perform Tenant's obligations under this Lease; and

              (b) the proposed transferee will make use of the Premises which in Landlord's reasonable opinion (i) is lawful, (ii) is consistent with the permitted use of the Premises under this Lease, (iii) is consistent with the general character of business carried on by tenants of a first-class office building, (iv) does not conflict with any exclusive rights or covenants not to compete in favor of any other tenant or proposed tenant of the Building, (v) will not increase the likelihood of damage or destruction to the Building, (vi) will not cause an increase in insurance premiums for insurance policies applicable to the Building, and (viii) will not require new tenant improvements incompatible with then-existing Building systems and components; and

              (c) the proposed transferee does not have a poor business reputation or reputation as being an undesirable tenant in the general business community.

              (d) the proposed transferee, at the time of the proposed transfer, is neither a tenant in the Building or the 10 South Riverside Building for whom Landlord has space of an adequate size to fulfill such tenant's needs in either building, nor a party with whom Landlord is then negotiating for the lease of space in the Building or the 10 South Riverside Building; and

              (e)  Intentionally deleted; and

              (f) at the time of the proposed transfer no "Default" (as defined in Section 20.1) exists under this Lease.

15.4   Form of Transfer.
         If Landlord consents to a proposed assignment of sublease, Landlord's consent will not be effective unless and until Tenant delivers to Landlord an original duly executed assignment or sublease, as the case may be, that provides, in the case of a sublease, that the subtenant will comply with all applicable terms and conditions of this Lease, and, in the case of an assignment, an assumption by the assignee of all of the terms, covenants and conditions which this Lease requires Tenant to perform.

15.5   Payments to Landlord.
         If Landlord does not exercise its applicable option under section 15.2 and Tenant effects an assignment or sublease, then Landlord will be entitled to receive and collect, either from Tenant or directly from the transferee, 50% of the amount by which the consideration required to be paid by the transferee for the use and enjoyment of Tenant's rights under this Lease. (after deducting from such consideration Tenant's reasonable costs incurred in effecting the assignment or sublease) exceeds the Rent payable by Tenant to Landlord allocable to the transferred space. Such percentage of such amount will be payable to Landlord at the time(s) Tenant receives the same from its transferee (whether in monthly installments, in a lump sum, or otherwise).

15.6   Change of Ownership.
         Any change by Tenant in the form of its legal organization (such as, for example, a change from a general to a limited partnership), any transfer of 51% or more of Tenant's assets, and any other transfer of interest effecting a change in identity of persons exercising effective control of Tenant will be deemed an "assignment" of this Lease requiring Landlord's prior written consent. The transfer of any outstanding capital stock of a corporation whose stock is publicly-traded will not, however, be deemed a "transfer of interest" under this Section 15.6.

15.7   Permitted Transfers.
         Tenant may, upon notice to Landlord, but without obtaining Landlord's consent, assign this Lease or sublease all or any part of the Premises to (i) any corporation which controls, is controlled by, or is under common control with Tenant, (ii) any corporation resulting from the merger or consolidation of Tenant, or (iii) any person or entity which acquires all of the assets of Tenant as a going concern of the business that is being conducted on the Premises, provided that such transferee assumes in full the obligations of Tenant under the Lease ("Permitted Transferee"). Notwithstanding the foregoing, Tenant's right to assign or sublet without Landlord's consent is conditioned upon (x) the transferee having a net worth, as reflected by audited financial statements, equal to or greater than that of Tenant as of the date of this Lease, and (y) the transferee not being engaged in a business that violates the provisions of any existing leases governing in the Building

15.8   Effect of Transfers.
         No subletting or assignment will release Tenant from any of its obligations under this Lease unless Landlord agrees to the contrary in writing. Acceptance of Rent by Landlord from any person other than Tenant will not be deemed a waiver by Landlord of any provision of this
         Section 15. Consent to one assignment or subletting will not be deemed a consent to any subsequent assignment or subletting. In the event of any default by any assignee or subtenant or any successor of Tenant in the performance of any Lease obligation, Landlord may proceed directly against Tenant without exhausting remedies against such assignee, subtenant or successor. The voluntary or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord will not work a merger and will, at Landlord's option, terminate all or any subleases or operate as an assignment to Landlord of all or any subleases; such option will be exercised by notice to Tenant and all known subtenants in the Premises. If Landlord shall choose to take an assignment of a sublease then the subtenant shall be bound to Landlord for the balance of the Term thereof and shall attorn directly to Landlord under all of the executory terms of the sublease except that Landlord shall not (a) be liable for any previous act, omission or negligence of Tenant, (b) be subject to any counterclaim, defense or offset not expressly provided for in the sublease and accruing against Tenant, (c) be bound by any previous modification or amendment of the sublease made without Landlord's consent or by any previous prepayment of more than one month's Rent, or
         (d) be obligated to perform any repairs or other work beyond Landlord's obligation under this Lease. Each subtenant shall execute and deliver such instruments as Landlord may reasonably request to evidence said attornment.


16.    PERSONAL PROPERTY.

16.1 Installation and Removal.
         Tenant may install in the Premises its personal property (including Tenant's usual trade fixtures) in a proper manner, provided that no such installation will interfere with or damage the mechanical, plumbing or electrical systems or the structure of the Building, and provided further that if such installation would require any change, addition or improvement to the Premises, such installation will be subject to Section 9.1. Any such personal property installed in the Premises by Tenant (a) may be removed from the Premises from time to time in the ordinary course of Tenant's business or in the course of making any changes, additions or improvements to the Premises permitted under Section 9.1, and (b) will be removed by Tenant at the end of the Term according to Section 3.4. Tenant will promptly repair at its expense any damage to the Building resulting from such installation or removal.

16.2   Responsibility.
         Tenant will be solely responsible for all costs and expenses related to personal property used or stored in the Premises. Tenant will pay any taxes or other governmental impositions levied upon or assessed against such personal property, or upon Tenant for the ownership or use of such personal property, on or before the due date for payment. Such personal property taxes or impositions are not included in Taxes.



16.3   Landlord's Lien.  Intentionally Deleted.


17.    ESTOPPEL CERTIFICATES.

         Promptly upon Landlord's request after Tenant has occupied the Premises, Tenant will execute and deliver to Landlord an Occupancy Estoppel Certificate in the form of Exhibit C. In addition, the parties agree that at any time and from time to time (but on not less than 10 days prior written request by either party and not more than once each Lease Year by Tenant), the other party will execute, acknowledge and deliver to the requesting party a certificate indicating any or all of the following: (a) the Commencement Date and Expiration Date; (b) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect or the reason it is not, as modified, and stating the date and nature of each modification); (c) the date, if any, through which Base Rent, Additional Rent and any other Rent payable have been paid; (d) that no default by the requesting party, to the best of the other party's knowledge, or the other party exists which has not been cured, except as to defaults stated in such certificate; (e) provided such events have occurred, that Tenant has accepted the Premises and that all improvements required to be made to the Premises by Landlord have been completed according to this Lease; (f) that, except as specifically stated in such certificate, Tenant, and only Tenant, currently occupies the Premises; (g) the amount of Security Deposit held by Landlord and
         (h) such other matters as may be reasonably requested by said party. Any such certificate may be relied upon by the requesting party and any prospective purchaser or present or prospective mortgagee, deed of trust beneficiary or ground lessor of all or a portion of the Building.


18.    TRANSFER OF LANDLORD'S INTEREST.

18.1   Sale, Conveyance and Assignment.
         Nothing in this Lease will restrict Landlord's right to sell, convey, assign or otherwise deal with the Building or Landlord's interest under this Lease.

18.2   Effect of Sale, Conveyance or Assignment.
         A sale,  conveyance or  assignment  of the Building will  automatically release Landlord from liability under this Lease from and after the effective date of the transfer, except for any liability relating to the period prior to such effective date; and Tenant will look solely to Landlord's transferee for performance of Landlord's obligations relating to the period after such effective date. This Lease will not be affected by any such sale, conveyance or assignment and Tenant will attorn to Landlord's transferee.

18.3   Subordination and Nondisturbance.
         This Lease is and will be subject and subordinate in all respects to any ground lease, mortgage or deed of trust now or later encumbering the Building, and to all their renewals, modifications, supplements, consolidations and replacements (an "Encumbrance"). With respect to any Encumbrance first encumbering the Building subsequent to the Date of this Lease, Landlord will , at Landlord's sole cost and expense to cause the holder of such Encumbrance to agree (either in the
         Encumbrance or in a separate agreement with Tenant, which agreement shall be in a form reasonably acceptable to Tenant, with the parties acknowledging that the form set forth in Exhibit E is acceptable to Tenant) that so long as Tenant is not in default of its obligations under this Lease, this Lease will not be terminated and Tenant's possession of the Premises will not be disturbed by the termination or foreclosure, or proceedings for enforcement, of such Encumbrance. While such subordination will occur automatically, Tenant agrees, upon request by and without cost to Landlord or any successor in interest, to promptly execute and deliver to Landlord or the holder of an Encumbrance such instrument(s) as may be reasonably required to evidence such subordination. In the alternative, however, the holder of an Encumbrance may unilaterally elect to subordinate such Encumbrance to this Lease. This Lease is subject to the Tenant at Landlord's sole cost and expense obtaining a Subordination and Non-Disturbance Agreement in the form set forth in Exhibit E, attached and incorporated, from the Equitable Life Assurance Company, the existing holder of the mortgage covering the Building. Landlord agrees to use reasonable efforts to obtain, such agreement. If such agreement is not obtained within thirty (30) days after the Date, either Landlord or Tenant may terminate this Lease by giving written notice of termination to the other party within thirty five (35) days after the Date. Unless such agreement has then been obtained, this Lease will terminate upon the giving of such notice. Such termination right will be in full settlement of all claims that either party might otherwise have against the other by reason of Landlord's failure to deliver said Agreement.

18.4   Attornment.
         If the interest of Landlord is transferred to any person (a "Successor Landlord") by reason of the termination or foreclosure, or proceedings for enforcement, of an Encumbrance, or by delivery of a deed in lieu of such foreclosure or proceedings, Tenant will immediately and automatically attorn to the Successor Landlord. Upon attornment this Lease will continue in full force and effect as a direct lease between the Successor Landlord and Tenant, upon all of the same terms, conditions and covenants as stated in this Lease Lease except that a Successor Landlord shall not be (a) liable for any previous act or omission or negligence of Landlord under this Lease, (b) subject to any counterclaim defense or offset not expressly provided for in this Lease and asserted with reasonable promptness, which therefore shall have accrued to Tenant against Landlord, (c) bound by any previous modification or amendment of this Lease or by any previous prepayment of more than one month's rent, unless such modification or prepayment shall have been approved in writing by the holder of any Encumbrance through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease or (d) obligated to perform any repairs or other work beyond Landlord's obligations under this Lease.. Tenant agrees, upon request by and without cost to the Successor Landlord, to promptly execute and deliver to the Successor Landlord such instrument(s) as may be reasonably required to evidence such attornment.


19.    rules and regulations.

         Tenant  agrees to  faithfully  observe  and  comply  with the Rules and
         Regulations set forth in Exhibit D and with all reasonable modifications and additions to such Rules and Regulations (which will be applicable to all Building tenants) from time to time adopted by Landlord and of which Tenant is notified in writing. No such modification or addition will contradict or abrogate any right expressly granted to Tenant under this Lease. Landlord's enforcement of the Rules and Regulations will be uniform and nondiscriminatory, but Landlord will not be responsible to Tenant for failure of any person to comply with the Rules and Regulations. Violation of any rule or regulation shall constitute a default under Section 20.1(b) herein and shall be subject to the notice and cure provisions thereunder.


20.    TENANT'S DEFAULT AND LANDLORD'S REMEDIES.

20.1   Default.
         This Lease and the Term and estate hereby granted are subject to the following limitations which will each constitute a material breach by Tenant and a "Default" under this Lease:

              (a) Failure to Pay Rent. Tenant fails to pay Base Rent, Additional Rent or any other Rent payable by Tenant under the terms of this Lease when due, and such failure continues for 5 days after written notice from Landlord to Tenant of such failure; provided that with respect to Base Rent and Additional Rent, Tenant will be entitled to only 3 notices of such failure during any Lease Year and if, after 3 such notices are given in any Lease Year, Tenant fails, during such Lease Year, to pay any such amounts when due, such failure will constitute a Default without further notice by Landlord or additional cure period.

              (b) Failure to Perform Other Obligations. Tenant breaches or fails to comply with any other provision of this Lease applicable to Tenant, and such breach or noncompliance continues for a period of 30 days after notice by Landlord to Tenant; or, if such breach or noncompliance cannot be reasonably cured within such 30-day period, Tenant does not in good faith commence to cure such breach or noncompliance within such 30-day period or does not diligently complete such cure as soon as possible, but no later than 60 days after such notice from Landlord. However, if such breach or noncompliance causes or results in (i) a dangerous condition on the Premises or the Building, (ii) any insurance coverage carried by Landlord or Tenant with respect to the Premises or Building being jeopardized, or (iii) a material disturbance to another tenant, then a Default will exist if such breach or noncompliance is not cured as soon as reasonably possible after notice by Landlord to Tenant, and in any event is not cured within 30 days after such notice. For purposes of this Section 20.1 (b), financial inability will not be deemed a reasonable ground for failure to immediately cure any breach of, or failure to comply with, the provisions of this Lease.

              (c)  Intentionally Deleted.

              (d) Transfer of Interest without Consent. Tenant's interest under this Lease or in the Premises is transferred or passes to, or devolves upon, any other party in violation of Section 15.

              (e) Execution and Attachment Against Tenant. Tenant's interest under this Lease or in the Premises is taken upon execution or by other process of law directed against Tenant, or is subject to any attachment by any creditor or claimant against Tenant and such attachment is not discharged or disposed of within 15 days after levy.

              (f) Bankruptcy or Related Proceedings. Tenant files a petition in bankruptcy or insolvency, or reorganization or arrangement under any bankruptcy or insolvency Laws, or voluntarily takes advantage of any such Laws by answer or otherwise, or dissolves or makes an assignment for the benefit of creditors, or involuntary proceedings under any such

         Laws or for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for the Premises or for all or substantially all of Tenant's property, and such proceedings are not dismissed or such receivership or trusteeship vacated within 90 days after such institution or appointment.

20.2   Remedies.
         Time is of the essence. If any Default occurs, Landlord will have the right, at Landlord's election, then or at any later time, to exercise any one or more of the remedies described below. Exercise of any of such remedies will not prevent the concurrent or subsequent exercise of any other remedy provided for in this Lease or otherwise available to Landlord at law or in equity. Notwithstanding, Landlord shall be obligated at all times to use it's reasonable efforts to mitigate Landlord's damages caused by Tenant's Default.

              (a) Cure by Landlord. Landlord may, at Landlord's option, after providing tenant notice and the opportunity to cure as set forth in
         Section 20.1 above, but without obligation to do so, and without releasing Tenant from any obligations under this Lease, make any payment or take any action as Landlord deems necessary or desirable to cure any Default in such manner and to such extent as Landlord deems necessary or desirable. Landlord may do so without additional demand on, or additional written notice to, Tenant and without giving Tenant an additional opportunity to cure such Default. Tenant covenants and agrees to pay Landlord, upon demand, all advances, costs and expenses of Landlord in connection with making any such payment or taking any such action, including reasonable attorney's fees, together with interest at the rate described in Section 4.5, from the date of payment of any such advances, costs and expenses by Landlord

              (b) Termination of Lease and Damages. Landlord may terminate this Lease, effective at such time as may be specified by written notice to Tenant, and demand (and, if such demand is refused, recover) possession of the Premises from Tenant. Tenant will remain liable to Landlord for damages in an amount equal to the Base Rent, Additional Rent and other Rent which would have been owing by Tenant for the balance of the Term had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such recovery of possession or reletting. Landlord will be entitled to collect and receive such damages from Tenant on the days on which the Base Rent, Additional Rent and other Rent would have been payable if this Lease had not been terminated. Alternatively, at Landlord's option, Landlord will be entitled to recover from Tenant, as damages for loss of the bargain and not as a penalty, an aggregate sum equal to
         (i) all unpaid Base Rent, Additional Rent and other Rent for any period prior to the termination date of this Lease (including interest from the due date to the date of the award at the rate described in Section 4.5), plus any other sum of money and damages owed by Tenant to Landlord for events or actions occurring prior to the termination date; plus (ii) the present value at the time of termination (calculated at the rate commonly called the discount rate in effect at the Federal Reserve Bank of New York on the termination date) of the amount, if any, by which (A) the aggregate of the Base Rent, Additional Rent and all other Rent payable by Tenant under this Lease that would have accrued for the balance of the Term after termination (with respect to Additional Rent, such aggregate will be calculated by assuming that Expenses and Taxes for the Fiscal Year in which termination occurs and for each subsequent Fiscal Year remaining in the Term if this Lease had not been terminated will increase by 8% per year over the amount of Expenses and Taxes for the prior Fiscal Year), exceeds (B) the amount of such Base Rent, Additional Rent and other Rent which Landlord will receive for the remainder of the Term from any reletting of the Premises occurring prior to the date of the award, or if the Premises have not been relet prior to the date of the award, the amount, if any, of such Base Rent, Additional Rent and other Rent which could reasonably be recovered by reletting the Premises for the remainder of the Term at the then-current fair rental value, in either case taking into consideration loss of rent while finding a new tenant, tenant improvements and rent abatements necessary to secure a new tenant, leasing brokers' commissions and other costs which Landlord has incurred or might incur in leasing the Premises to a new tenant; plus
         (iii) interest on the amount described in (ii) above from the termination date to the date of the award at the rate described in
         Section 4.5.

              (c) Repossession and Reletting. Landlord may, with due process of law, re-enter and take possession of all or any part of the Premises, without additional demand or notice but not until Tenant has exhausted all cure periods as set forth in Section 20.1 above, and repossess the same and expel Tenant and any party claiming by, through or under

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

         Tenant, and remove the effects of both using such force for such purposes as may be necessary, without being liable for prosecution for such action or being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Rent or right to bring any proceeding for breach of covenants or conditions. No such reentry or taking possession of the Premises by Landlord will be construed as an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord or notice given under a forcible entry and detainer statute or similar Laws will constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right, following any reentry or reletting, to exercise its right to terminate this Lease by giving Tenant such written notice, in which event the Lease will terminate as specified in such notice. After recovering possession of the Premises, Landlord may, from time to time, but will not be obligated to, relet all or any part of the Premises for Tenant's account, for such term or terms and on such conditions and other terms as Landlord, in its discretion, determines. Landlord may make such repairs, alterations or improvements as Landlord considers appropriate to accomplish such reletting, and Tenant will reimburse Landlord upon demand for all costs and expenses, including attorneys' fees, which
         Landlord may incur in connection with such reletting. Landlord may collect and receive the rents for such reletting but Landlord will in no way be responsible or liable for any failure to relet the Premises or for any inability to collect any rent due upon such reletting. Regardless of Landlord's recovery of possession of the Premises, Tenant will continue to pay on the dates specified in this Lease, the Base Rent, Additional Rent and other Rent which would be payable if such repossession had not occurred, less a credit for the net amounts, if any, actually received by Landlord through any reletting of the Premises. Alternatively, at Landlord's option, Landlord will be entitled to recover from Tenant, as damages for loss of the bargain and not as a penalty, an aggregate sum equal to (i) all unpaid Base Rent, Additional Rent and other Rent for any period prior to the repossession date (including interest from the due date to the date of the award at the rate described in Section 4.5), plus (ii) the present value at the time of repossession (calculated at the rate commonly called the discount rate in effect at the Federal Reserve Bank of New York on the repossession date) of the amount, if any, by which (A) the aggregate of the Base Rent, Additional Rent and all other Rent payable by Tenant under this Lease that would have accrued for the balance of the Term after repossession (with respect to Additional Rent, such aggregate will be calculated by assuming that Expenses and Taxes for the Fiscal Year in which repossession occurs and for each subsequent Fiscal Year remaining in the Term if Landlord had not repossessed the Premises will increase by 8% per year over the amount of Expenses and Taxes for the prior Fiscal Year), exceeds (B) the amount of such Base Rent, Additional Rent and other Rent which Landlord will receive for the remainder of the Term from any reletting of the Premises occurring prior to the date of the award, or if the Premises have not been relet prior to the date of the award, the amount, if any, of such Base Rent, Additional Rent and other Rent which could reasonably be recovered by reletting the Premises for the remainder of the Term at the then-current fair rental value, in either case taking into consideration loss of rent while finding a new tenant, tenant improvements and rent abatements necessary to secure a new tenant, leasing brokers' commissions and other costs which Landlord has incurred or might incur in leasing the Premises to a new tenant; plus
         (iii) interest on the amount described in (ii) above from the repossession date to the date of the award at the rate described in
         Section 4.5.

              (d) Bankruptcy Relief. Nothing contained in this Lease will limit or prejudice Landlord's right to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowable by any Laws governing such proceeding in effect at the time when such damages are to be proved, whether or not such amount be greater, equal or less than the amounts recoverable, either as damages or Rent, under this Lease.


21.    LANDLORD'S DEFAULT AND TENANT'S REMEDIES.

21.1   Default.
         If Tenant believes that Landlord has breached or failed to comply with any provision of this Lease applicable to Landlord, Tenant will give written notice to Landlord describing the alleged breach or noncompliance. Landlord will not be deemed in default under this Lease if Landlord cures the breach or noncompliance within 20 days after receipt of Tenant's notice or, if the same cannot reasonably be cured within such 20-day period, if Landlord in good faith commences to cure such breach or noncompliance within such period and then diligently pursues the cure to completion. Tenant will also send a copy of such notice to the holder of any Encumbrance of whom Tenant has been so notified in writing by Landlord, and such holder will also have the right to cure the breach or noncompliance within the period of time described above.

21.2   Remedies.
         If Landlord breaches or fails to comply with any provision of this Lease applicable to Landlord, and such breach or noncompliance is not cured within the period of time described in Section 21.1, then Tenant may exercise any right or remedy available to Tenant at law or in equity, except to the extent expressly waived or limited by the terms of this Lease.

21.3   Cure by Encumbrance Holder.
         If any act or omission by Landlord shall give Tenant the right, immediately or after the lapse of time, to cancel or terminate this
         Lease or to claim a partial or total eviction, Tenant shall not exercise any such right until (a) it shall have given written notice of such act or omission to each holder of any Encumbrance and (b) a reasonable period for remedying such act or omission shall have elapsed following such notice and following the time when such holder of an Encumbrance shall have become entitled under its Encumbrance to remedy the same (which shall in no event be less than the period to which Landlord would be entitled under this Lease to effect such remedy) provided such holder of an Encumbrance shall, with reasonable diligence, give Tenant notice of its intention to remedy such act or omission and shall commence and continue to act upon such intention.


22.    SECURITY DEPOSIT. INTENTIONALLY DELETED.



23.    BROKERS.

         Landlord and Tenant represent and warrant that no broker or agent negotiated or was instrumental in negotiating or consummating this Lease except the Brokers. Neither party knows of any other real estate broker or agent who is or might be entitled to a commission or compensation in connection with this Lease. Landlord will pay all fees, commissions or other compensation payable to the Brokers pursuant to the terms of a separate agreement. Each party will indemnify and hold the other harmless from all damages paid or incurred by the other resulting from any claims asserted against the other party by brokers or agents claiming through the indemnifying party.


24.    LIMITATIONS ON LANDLORD'S LIABILITY.

         Any liability for damages, breach or nonperformance by Landlord, or arising out of the subject matter of, or the relationship created by, this Lease, will be collectible only out of Landlord's interest in the Building and no personal liability is assumed by, or will at any time be asserted against, Landlord, its parent and affiliated corporations, its and their partners, venturers, directors, officers, agents, servants and employees, or any of its or their successors or assigns; all such liability, if any, being expressly waived and released by Tenant. Landlord's review, supervision, commenting on or approval of any aspect of work to be done by or for Tenant (under Section 9, Exhibit B or otherwise) are solely for Landlord's protection and except as expressly provided, create no warranties or duties to Tenant or to third parties.


25.    NOTICES.

         All notices required or permitted under this Lease must be in writing and will only be deemed properly given and received (a) when actually given and received, if delivered in person to a party who acknowledges receipt in writing; or (b) one business day after deposit with a private courier or overnight delivery service, if such courier or service obtains a written acknowledgment of receipt; or (c) 2 business days after deposit in the United States mails, certified or registered mail with return receipt requested and postage prepaid. All such

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

         notices must be transmitted by one of the methods described above to the party to receive the notice at, in the case of notices to Landlord, both Landlord's Building Address and Landlord's General Address, and in the case of notices to Tenant, the applicable Tenant's Notice Address, or, in either case, at such other address(es) as either party may notify the other of according to this Section 25. Time shall be of the essence for the giving of all notices required or permitted under the provisions of this Lease.


26.    MISCELLANEOUS.

26.1   Binding Effect.
         Each of the provisions of this Lease will extend to bind or inure to the benefit of, as the case may be, Landlord and Tenant, and their respective heirs, successors and assigns, provided this clause will not permit any transfer by Tenant contrary to the provisions of Section 15.

26.2   Complete Agreement; Modification.
         All of the representations and obligations of the parties are contained in this Lease and no modification, waiver or amendment of this Lease or of any of its conditions or provisions will be binding upon a party unless in writing signed by such party.

26.3   Delivery for Examination.
         Submission of the form of the Lease for examination will not bind Landlord or Tenant in any manner, and no obligations will arise under this Lease until it is signed by both Landlord and Tenant and delivery is made to each.

26.4   No Air Rights.
         This Lease does not grant any easements or rights for light, air or view. Any diminution or blockage of light, air or view by any structure or condition now or later erected will not affect this Lease or impose any liability on Landlord.

26.5   Enforcement Expenses.
         Each party agrees to pay, upon demand, all of the other party's costs, charges and expenses, including the reasonable fees and out-of-pocket expenses of counsel, agents, and others retained, incurred in successfully enforcing the other party's obligations under this Lease. All obligations under this Section 26.5 will survive the expiration or early termination of the Term.

26.6   Building Planning.
         At any time after the Date, Landlord may (upon at least 30 days prior notice) substitute (i) for the those portions of the Premises, if any, that occupy less than a full floor of the Building and are not vertically contiguous to a portion of the Premises that does occupy a full floor, other premises in the Building, or (ii) for any Generator Space other space in the Building, (each a "New Premises") provided that the New Premises will be similar to the Premises in area and usable for Tenant's purpose. If Tenant is already occupying the Premises, then Landlord will also pay the reasonable expenses of Tenant's moving from the Premises to the New Premises (including any necessary costs of replacing stationery, business cards and marketing material, if any, not to exceed $5,000.00) and for improving the New Premises so that the leasehold improvements in the New Premises are substantially similar to those in the Premises. Such move will be made during evenings, weekends or otherwise so as to incur the least inconvenience to Tenant.

26.7   Building Name.
         Tenant will not, without Landlord's consent, use Landlord's or the Building's name, or any facsimile or reproduction of the Building, for any purpose; except that Tenant may use the Building's name in the address of the business to be conducted by Tenant in the Premises. Landlord reserves the right, upon reasonable prior notice to Tenant, to change the name or address of the Building. If Landlord changes the address of the Building, it will reimburse Tenant for the costs of stationery, business cards and marketing material not to exceed $5,000.00.

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

26.8   Building Standard.
         The phrase "Building standard" will, in all instances, mean the type, brand and/or quality of materials Landlord designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building and the then-current standard described in Landlord's most recently published schedule of Building standard or, if no such schedule has been published, to the standard which commonly prevails in and for the entire Building.

26.9   No Waiver.
         No waiver of any provision of this Lease will be implied by any failure of either party to enforce any remedy upon the violation of such provision, even if such violation is continued or repeated subsequently. No express waiver will affect any provision other than the one specified in such waiver, and that only for the time and in the manner specifically stated.

26.10  Recording; Confidentiality.
         Neither party will record this Lease, or a short form memorandum, without the other party's written consent and any such recording without such written consent will be a Default. Each party agrees to keep the Lease terms, provisions and conditions confidential and will not disclose them to any other person without the other's prior written consent. However, each may disclose Lease terms, provisions and conditions as required by Law or a court of law or to its accountants, attorneys, managing employees, lenders or prospective lenders, partners and others in privity with Tenant, as reasonably necessary for Tenant's business purposes, without such prior consent.

26.11  Captions.
         The captions of sections are for convenience only and will not be deemed to limit, construe, affect or alter the meaning of such sections.

26.12  Invoices.
         All bills or invoices to be given by Landlord to Tenant will be sent to Tenant's Invoice Address. Tenant may change Tenant's Invoice Address by notice to Landlord given according to Section 25. If Tenant fails to give Landlord specific written notice of its objections within one (1) year after receipt of any bill or invoice from Landlord, such bill or invoice will be deemed true and correct and Tenant may not later question the validity of such bill or invoice or the underlying information or computations used to determine the amount stated.

26.13  Severability.
         If any provision of this Lease is declared void or unenforceable by a final judicial or administrative order, this Lease will continue in full force and effect, except that the void or unenforceable provision will be deemed deleted and replaced with a provision as similar in terms to such void or unenforceable provision as may be possible and be valid and enforceable.

26.14  Jury Trial.
         Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by Landlord or Tenant against the other with respect to any matter arising out of or in connection with this Lease, Tenant's use and occupancy of the Premises, or the relationship of Landlord and Tenant. However, such waiver of jury trial will not apply to any claims for personal injury. If Landlord commences any summary or other proceeding for non-payment of rent or recovery of possession of the Premises, Tenant shall not interpose any counterclaim in any such proceeding, unless failure to raise same would constitute a waiver.

26.15  Authority to Bind.
         The individuals signing this Lease on behalf of Landlord and Tenant represent and warrant that they are empowered and duly authorized to bind Landlord or Tenant, as the case may be, to this Lease according to its terms.

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

26.16  Only Landlord/Tenant Relationship.
         Landlord and Tenant agree that neither any provision of this Lease nor any act of the parties will be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

26.17  Covenants Independent.
         The parties intend that this Lease be construed as if the covenant between Landlord and Tenant are independent and that the Rent will be payable without offset, reduction or abatement for any cause except as otherwise specifically provided in this Lease.

26.18  Governing Law.
         This Lease will be governed by and construed according to the laws of the State of Illinois. All proceedings hereunder, shall be held in Chicago, Illinois.

26.19  Enforcement of Reasonable Consent.


27.    OPTION TO EXTEND THE TERM.
         Provided that Tenant has not defaulted in performing and failed to cure any of its obligations under the Lease, and is not in (i) monetary default or Material non-monetary default or (ii) in non-monetary, non-material default beyond any applicable cure period set forth in this Lease, at the time of its exercise of this option, Tenant shall have the option, during the initial Term only, to extend the Term of the Lease ("Extension Option") for one five (5) year period only ("1st Extension Term") upon all of the following conditions:

              (A) Tenant shall exercise this Extension Option by written notice to Landlord which must be received by Landlord no later than 5:00 p.m. on the date three hundred sixty five (365) days prior to the Expiration Date, but no earlier than eighteen months prior to the Expiration Date; and

              (B) Within thirty (30) days after the date of Tenant's notice Landlord shall compute the "Extension Rate" which shall be ninety five percent (95%) of Market Rent as provided below and notify Tenant in writing of the resulting amount ("Determination Date"). All other terms of this Lease, except this Extension Option and any Landlord's work or Allowances shall apply during the 1st Extension Term.

              (C) Time is of the essence of the Extension Option.

              (D) For the purposes of this Section 27, a "Material non-monetary default" shall mean a breach or noncompliance by Tenant of the terms and/or conditions of this Lease that causes or results in (i) a dangerous condition in the Premises or the Building, (ii) any insurance coverage required to be carried under this Lease by Landlord or Tenant with respect to the Premises or Building being jeopardized (as evidenced by a written notice from Landlord's insurance carrier), including failure to provide same, (iii) an unreasonable disturbance to another tenant, (iv) a substantial failure by Tenant to comply with Laws with respect to the Premises or use thereof.; or (v) a substantial and adverse affect on the operation of Building systems.

         This Extension Option applies only to an extension of the Lease for the 1st Extension Term only. Except for the above modifications, all other provisions and conditions of the Lease shall apply in the 1st Extension Term. This Extension Option shall be void if Tenant fails to exercise it precisely according to each and all of the conditions stated above, or if Tenant assigns the Lease or sublets the Premises or otherwise transfers all or part of its interest in the Lease or the Premises, except as allowed under Section 15.7 of the Lease.


28.    MARKET RENT.

              (A) "Market Rent" for the 1st Extension Term shall mean the market annual Base and Additional rental rate for the Premises, based on renewing tenancies (for a term comparable to the time period in question) covering office space of comparable size and quality to the Premises in comparable buildings in comparable location in the West

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

         Loop District of downtown Chicago, Illinois, including the Building, (and the rent for which such renewal tenancy was determined and commenced within twelve (12) months before the Determination Date) taking into account all pertinent factors including but not limited to Tenant's credit worthiness, the involvement or non-involvement of a broker, that Tenant may not require an improvement allowance, rental abatement or other concessions, if any, typical to a new tenant and assuming Landlord and Tenant to be prudent persons willing to lease but being under no compulsion to do so. By the above reference to the absence of a compulsion to enter into a renewal tenancy, Landlord and Tenant do not intend to exclude renewal tenancies arising out of a tenant's exercise of a fixed option to extend its lease term.

              (B) If Landlord and Tenant have not agreed on Market Rent on or prior to a date thirty (30) days after the Determination Date, then each party shall appoint an arbitrator who shall be an independent, disinterested person knowledgeable in rental rates and lease transactions in the Building and other comparable buildings. The arbitrators shall be real estate brokers who shall have at least ten
         (10) years continuous experience in the procuring of leases in the downtown Chicago Illinois market and are knowledgeable in rental rates and lease transactions in the Building and the West Loop District of downtown Chicago, Illinois. The two arbitrators appointed shall appoint a third arbitrator within ten (10) days of the appointment of the last arbitrator. The three arbitrators shall meet and hear oral presentations by, and receive written materials from, Landlord and Tenant and their representatives. The arbitration shall be conducted according to the Commercial Arbitration Rules of the American Arbitration Association, or its successor. The three arbitrators shall determine Market Rent on or before the effective date for the Base and Additional Rent and a decision of any two of the three arbitrators shall be controlling. If the decision of the arbitrators regarding Market Rent shall not be made prior to the effective date for Base and Additional Rent, then Tenant shall pay Base and Additional Rent at the rate or rates in effect as of the end of the Initial Term or preceding Extended Term, if applicable, subject to adjustments once the Base and Additional Rent is determined by the arbitrators.

              (C) A determination of Market Rent by the arbitrators shall be binding on the parties and Base and Additional Rents shall be paid in accordance with this Lease.

              (D) The parties shall equally share the costs of arbitration.


29.    EARLY TERMINATION.

         Tenant shall have the option to terminate this Lease effective as of the Last day of the fifth (5th) Lease Year following the 8th Floor Commencement Date upon the conditions stated below. This "Termination Option" shall be void unless exercised precisely according to these conditions:

              (A) Tenant shall exercise this Termination Option by written notice ("Termination Notice") identifying the intended termination date ("Termination Date"); such Termination Notice must be received by Landlord at least three hundred sixty five (365) days prior to the Termination Date; and

              (B) Tenant shall not be in (i) monetary default or Material non-monetary default or (ii) in non-monetary, non-material default beyond any applicable cure period set forth in this Lease, of any of the provisions or conditions of this Lease at the time of Termination Notice and for the remainder of the Term through the Termination Date; and

              C) Simultaneously with the Termination Notice, Tenant shall tender payment in full of (1) the unamortized costs of any Tenant concessions paid by Landlord regarding this Lease, including without limitation any broker's commissions, leasehold improvement costs and moving allowances (excluding the Base Building Allowance), such costs to be amortized over the initial term of the Lease at an interest rate of ten percent (10%); and (2) any and all other miscellaneous charges due Landlord, including any construction repayments due Landlord as elsewhere described in this Lease or in a collateral agreement remaining unpaid by Tenant. Tenant shall continue to pay Base and Additional Rent as they come due under the Lease, however, if at anytime after the

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

         Termination Notice Tenant fails to timely make said Rent payments and fails to cure same within the applicable cure periods this Termination Option and Tenant's exercise of same shall become null and void and of no further effect; and

              (D) Tenant shall continue fully liable after the Termination Date for Tenant's financial obligations accruing through the Termination Date (including, without limitation, rents and charges identified above and other costs, if any), and Tenant shall pay all amounts in full within 30 calendar days of the date of Landlord's invoice(s).

              (E) Time is of the essence of this Termination Option.

              (F) For the purposes of this Section 29, a "Material non-monetary default" shall mean a breach or noncompliance by Tenant of the terms and/or conditions of this Lease that causes or results in (i) a dangerous condition in the Premises or the Building, (ii) any insurance coverage required to be carried under this Lease by Landlord or Tenant with respect to the Premises or Building being jeopardized (as evidenced by a written notice from Landlord's insurance carrier),, including failure to provide same, (iii) an unreasonable disturbance to another tenant, (iv) a substantial failure by Tenant to comply with Laws with respect to the Premises or use thereof.; or (v) a substantial and adverse affect on the operation of Building systems.

         This Termination Option applies to Tenant only and shall be void if Tenant fails to exercise it precisely according to each and all of the conditions stated above, or if Tenant assigns the Lease or sublets the Premises or otherwise transfers all or part of its interest in the Lease or the Premises.


30.    OPTION TO EXPAND.

         Provided that Tenant has not defaulted in performing and failed to cure any of its obligations under the Lease, and is not in (i) monetary default or Material non-monetary default or (ii) in non-monetary, non-material default beyond any applicable cure period set forth in this Lease, at the time of its exercise of this option, Tenant shall have the option to expand ("Expansion Option") into all or a portion of the tenth (10th) floor of the Building ("Expansion Area 1"), upon all of the following conditions:

              (A) The parties acknowledge that Expansion Area 1 is currently under lease to the Illinois Criminal Justice Information Authority in Suite 1000, which lease expires July 31, 2002 and to Waterhouse Securities, Inc. in Suite 1050, which lease expires May 31, 2001 ("Current Expansion Leases"). The day following each expiration date for the Current Expansion Lease shall be the "Expansion Area 1
         Availability Date" for that applicable portion of Expansion Area 1 (i.e. August 1, 2002 for Suite 1000 and June 1, 2001 for Suite 1050) .

              (B) Tenant shall exercise this Expansion Option by written notice identifying what portion of Expansion Area 1 Tenant wishes to expand (provided that Tenant must expand into all or a portion of Expansion Area 1 that becomes available on the applicable Expansion Area Availability Date); which must be received by Landlord at least two hundred seventy (270) days prior to the applicable Expansion Area Availability Date;and

              (C) The Lease Term for the applicable portion for Expansion Area 1 shall commence the earlier of Tenant's occupancy of Expansion Area 1 for the regular conduct of business or ninety (90) days after the later of the applicable Expansion Area Availability Date or the vacation of the current tenant from the area ("Expansion Area 1 Commencement Date") and shall expire on the Expiration Date.

              (D) The applicable portion of Expansion Area 1 shall be delivered in "as-is" condition and Landlord shall provide Tenant an allowance not to exceed the product of $35.00 times the rentable square footage of the applicable portion of Expansion Area 1 multiplied by a fraction the numerator of which is the number of months remaining in the initial Lease Term as of the applicable Expansion Area 1 Commencement Date and the denominator of which is 120 ("Expansion Area 1 Allowance") to be applied toward the cost of Leasehold Improvements to the applicable portion of Expansion Area 1; and

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

              (E) The Base Rent for the applicable portion of Expansion Area 1 shall be at the rates prevailing under this Lease and

              (F) Additional Rent shall be calculated pursuant to Section 4 of this Lease and the Tenant's Share shall be increased proportionately; and

              (G)    Time is of the essence of this Expansion Right; and

              (H) This Expansion Option is subordinate to any rights of existing tenants as of the Date in Expansion Area 1.

              (I) For the purposes of this Section 30, a "Material non-monetary default" shall mean a breach or noncompliance by Tenant of the terms and/or conditions of this Lease that causes or results in (i) a dangerous condition in the Premises or the Building, (ii) any insurance coverage required to be carried under this Lease by Landlord or Tenant with respect to the Premises or Building being jeopardized (as evidenced by a written notice from Landlord's insurance carrier),, including failure to provide same, (iii) an unreasonable disturbance to another tenant, (iv) a substantial failure by Tenant to comply with Laws with respect to the Premises or use thereof.; or (v) a substantial and adverse affect on the operation of Building systems.

         Except as to the above modifications, all other provisions of this Lease shall apply to Expansion Area 1. This Expansion Option applies to Tenant only and shall be void if Tenant fails to exercise it precisely according to each and all of the conditions stated above, or if Tenant assigns the Lease or sublets the Premises or otherwise transfers all or part of its interest in the Lease of the Premises except as allowed under Section 15.7 herein


31. RIGHT OF FIRST OFFER.

         Provided that Tenant has not defaulted beyond any applicable cure periods, and, providing Tenant is not in (i) monetary default or Material non-monetary default or (ii) in non-monetary, non-material default beyond any applicable cure period set forth in this Lease, under the Lease at the time of its exercise of this First Offer Right Landlord hereby grants to Tenant the one time option to lease, upon the terms and conditions hereinafter set forth, all or a portion of the tenth (10th) floor, and the fourteenth (14th) floor of the Building, and the on-going right upon the terms and conditions hereinafter set forth, all or a portion of fourth (4th), floor (each a "ROFO Area" and collectively the "ROFO Area") when it becomes "available for leasing" (as determined in accordance with subsection (A) below) during the initial Term of the Lease ("First Offer Right").

                  (A) The ROFO Area shall be deemed to be "available for leasing" upon, and only upon, the occurrence of one of the following events:

                           (i) The ROFO Area  is not the  subject of an Existing
                            Lease (as hereinafter defined);

                           (ii) if the ROFO Area is subject to a right or option granted in an Existing Lease (whether to extend/renew or to expand), all of which rights or options are not exercised, the expiration of the last of such unexercised right or option; and

                           (iii) if the ROFO Area is subject to a right or option granted in an Existing Lease, which right or option is exercised, the expiration or termination of the term of such Existing Lease or any later date upon which the term of the demise of such portion of the ROFO Area created by the exercise of such right or option expires (including any renewals or extensions thereof granted in such Existing Lease); and

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

                           (iv) As to the fourth floor only, the ROFO Area is not subject to any rights granted to a tenant (including without limitation renewal options) in a lease entered into by Landlord after Tenant has been offered and has declined to lease the ROFO Area.

                  (B) During the initial Term of the Lease,  prior to Landlord's leasing all or a potion of the ROFO Area to a party other than a tenant leasing premises in the ROFO Area as of the Date, and subject to the rights of existing tenants in the ROFO Area as of the Date, Landlord shall give Tenant a written notice (the "Offer Notice") setting forth the availability date and the portion of the ROFO Area being offered to Tenant (the "the ROFO Area Availability Date"). The ROFO Area Availability Date shall not be less than sixty (60) days after the date such notice is given by Landlord. The Base and Additional Rent for the ROFO Area shall be Market Rent as determined in Section 28 above and the ROFO Area shall be delivered in "as-is" condition; and

                  (C)  Tenant's  right  to  lease  the  ROFO  Area on the  terms described in the applicable Offer Notice shall be exercisable by written notice from Tenant to Landlord given not later than ten (10) days after the Offer Notice is delivered. Tenant shall be deemed to have declined a lease for the offered portion of the ROFO Area if its acceptance is delayed or if the acceptance changes any term or condition of the Offer Notice. If such right is not so exercised, then at such time Tenant's First Offer Right for the offered portion of the ROFO Area, except for any ROFO Area located on the 4th floor, shall be null and void and of no further force or effect and Landlord shall have the right to lease the all or any portion of the offered portion of the ROFO Area to a third party on the same or any other terms and conditions, whether or not such terms and conditions are more or less favorable than those offered to Tenant. As to any ROFO Area located on the 4th floor, if Tenant declines or is deemed to decline a lease as set forth above, then for the following one hundred eighty (180) days Landlord shall have the right to Lease said portion of the ROFO Area located on the 4th floor to a third party on materially the same terms as those offered to Tenant and otherwise shall follow the procedure set forth in subsection B above; and

                  (D) If Tenant has validly exercised this First Offer Right for the offered portion of the ROFO Area in accordance with the terms hereof, Landlord and Tenant, within thirty (30) days after request by either party hereto, shall enter into a written amendment to this Lease confirming the terms, conditions and provisions applicable to such portion of the ROFO Area as determined in accordance herewith; and

                  (E) The Lease Term for the ROFO Area shall commence the earlier of Tenant's occupancy of the ROFO Premises for the regular conduct of business or ninety (90) days after Landlord's delivery of same and shall expire on the Expiration Date; and

                  (F) As used herein, the term "Existing Lease" shall mean (i) a lease (other than this Lease) of any space in the Building in effect as of the date hereof (including extensions and renewals thereof pursuant to options granted therein or otherwise), whether or not the term of such lease has yet commenced and (ii) any lease in effect as of the date of the commencement of the initial Term of the Lease, whether or not the term of such lease has then commenced. In the event two leases are in effect for any portion of the the ROFO Area (for example, the term of a lease which is now in effect for a portion of the the ROFO Area will soon expire, and another lease covering part or all of such space has already been executed with a new tenant for a term commencing after the expiration of the term of the former lease), only one of such leases shall be an Existing Lease. In such case, the Existing Lease shall be determined by comparing the dates upon which the respective terms of such two leases end, and the lease with the later expiration date shall be deemed to be the Existing Lease and the other lease shall be disregarded.; and

                  (G)  Time is of the essence of this First Offer Right; and

                  (H) If Tenant leases this the ROFO Area under this First Offer Right, Tenant shall have the right to extend the term of the Lease for the ROFO Area upon the same terms and conditions in Section 27 above and to terminate the Lease for the ROFO area on the same terms and conditions in Section 29 above; and
                                       36

                  (I) Notwithstanding what is set forth above, Landlord shall have the right to extend the term of any lease for any tenant occupying any portion of the ROFO Area which lease is in effect as of the Date, whether by exercise of a lease option or otherwise; and

                  (J) Notwithstanding what is set forth above, Tenant's First Offer Right is subordinate to the rights of existing tenants as of the Date in the ROFO Area, which, to the best of Landlord's knowledge as of the Date, are those rights set forth in Exhibit H attached and incorporated herein.

                  (K) For the purposes of this Section 31, a "Material non-monetary default" shall mean a breach or noncompliance by Tenant of the terms and/or conditions of this Lease that causes or results in (i) a dangerous condition in the Premises or the Building, (ii) any insurance coverage required to be carried under this Lease by Landlord or Tenant with respect to the Premises or Building being jeopardized (as evidenced by a written notice from Landlord's insurance carrier),, including failure to provide same, (iii) an unreasonable disturbance to another tenant, (iv) a substantial failure by Tenant to comply with Laws with respect to the Premises or use thereof.; or (v) a substantial and adverse affect on the operation of Building systems.

         This First Offer Right applies to Tenant only and shall be void if Tenant fails to exercise it precisely according to each and all of the conditions stated above, or if Tenant assigns the Lease or sublets the Premises or otherwise transfers all or part of its interest in the Lease or the Premises, except as allowed under Section 15.7 of the Lease.


32. SIGNAGE.

       During the Term of this Lease, including any renewal terms, provided that
       (i) Tenant is not in default of any of the terms or conditions of this Lease, (ii) Tenant has not assigned the Lease or sublet the Premises or otherwise transferred all or part of its interest in the Lease or the Premises, and (iii) Tenant is in occupancy of the entire Premises, Landlord shall provide Tenant, at Landlord's sole cost and expense, with identification signage on a monument sign in the exterior Plaza ("Monument Signage"), with ground floor lobby signage ("Lobby Signage") and with elevator button signage within the elevator cabs for the floors where Tenant occupies the entire floor ("Elevator Button Signage"). The placement, location, design, material, color and size of the Monument Signage, Lobby Signage and Elevator Button Signage shall be in Landlord's sole discretion and for identification of Tenant shall contain only Tenant's name and/or corporate logo. The Monument Signage may, at Landlord's sole discretion, also contain the name of the Building and up to one (1) additional tenant name. At the expiration or earlier termination of this Lease, or if Tenant fails to comply with this Section 32, Tenant's name shall be removed from the Monument Signage, the Lobby Signage and Elevator Button Signage shall be removed. In addition, Landlord shall provide company and individual name listings for Tenant's employees, not to exceed fifty (50) names, in the Building's computerized directory, and Building standard Tenant identification signage in the elevator lobbies of the floors occupied by Tenant.


33.    YEAR 2000 COMPLIANCE.

       Landlord shall be responsible for Year 2000 compliance of all services furnished by Landlord to Tenant pursuant to this Lease. If Landlord obtains actual knowledge that any of those services are not Year 2000 compliant, Landlord shall promptly take such measures as are appropriate to cause those services to become Year 2000 compliant, but Landlord shall have no obligations with respect to any failure of its services that arise because third party systems not under its control are not Year 2000 compliant



34.    GENERATOR.

         Provided that Tenant is not in Default, throughout the Term of the Lease, including any Extension Term, Landlord shall provide Tenant with approximately 200-300 exclusive, restricted access rentable square feet in the Building in a location to be determined by Landlord to house an emergency back-up electrical generator to service the Premises ("Generator Space") and for no other use, at Landlord's expense during the Term or any extension thereof. Tenant's occupancy and use of the Generator Space shall be pursuant to all of the terms and conditions of this Lease except that Tenant shall not be required to pay Base or Additional Rent for the Generator Space. Tenant's use of the Generator Space to house said generator is subject to review and approval of the generator and its specifications by Landlord and the City of Chicago. In addition, Landlord shall also have the right to approve the location of the generator in the Generator Space for purposes of floor loading and shall approve all ventilation locations and methods and the location of all fuel sources. :Landlord shall deliver the Generator
         Space to Tenant in "as-is" condition on the 9th floor Scheduled Commencement Date, and Tenant shall, at its sole cost and expense improve the Generator Space to provide for the lawful installation of the generator system and to meet Landlord's reasonable sound and vibration attenuation requirements. The parties understand that the Generator shall have a self contained fuel source. Tenant agrees that it will comply with all Laws governing, and all reasonable procedures established by Landlord for, the use, abatement, removal, storage, disposal or transport of any gasoline, fuel oil, propane or other fuels used to power the generator ("Fuels") and any substances, chemicals or materials declared to be, or regulated as, hazardous or toxic under any applicable Laws ("Hazardous Substances") and any required or permitted alteration, repair, maintenance, restoration, removal or other work in or about the Premises or Building that involves or affects any Fuels or Hazardous Substances. Upon the expiration of the Lease or sooner termination hereof, Tenant shall remove the generator, transfer switch, fuel storage tank and their accompanying Improvements (excluding any electrical panels, electrical meters, sprinklers or vents) and shall repair and restore the Generator Space to its original condition, normal wear and tear excepted. Tenant will indemnify and hold Landlord harmless from and against any and all claims, costs and liabilities (including reasonable attorney's fees) arising out of or in connection with any breach by Tenant of its covenants under this Section 34. Tenant's obligations under this Section will survive the expiration or early termination of the Term.




HAVING READ and intending to be bound by the terms and provisions of this Lease, Landlord and Tenant have signed it as of the Date.


TENANT                                          LANDLORD
CDW COMPUTER CENTERS, INC..                     SOLANO ASSOCIATES, a  California
                                                limited partnership, d/b/a
                                                TRIZECHAHN 120 SOUTH RIVERSIDE
                                                MANAGEMENT L.P.
                                                By:    TrizecHahn  Centers Inc.,
                                                a California corporation, as
                                                sole general partner


By:                                             By:
      --------------------------------                --------------------------
Name: Harry J. Harczak, Jr.                     Name: Antonio A. Bismonte
ts:  Chief Financial Officer                    Its:  Executive Vice President

                                                By:
                                                      --------------------------
                                                Name: Stephen E. Budorick
                                                Its:  Senior Vice President

                                   SCHEDULE 1
                                LAND DESCRIPTION

Two certain parcels of land in Cook County, Illinois, bounded and described as follows:

Parcel 1:

A part of Lot 2 in Railroad Companies Resubdivision of Blocks 62 to 76 both inclusive, 78, parts of 61 and 77 and certain vacated streets and alleys in School Section Addition to Chicago, a Subdivision of Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, according to the plat of said Resubdivision recorded in the Recorder's Office of Cook County, Illinois on March 29, 1924 in Book 188 of Plats at Page 16 as Document Number 8339751, said parts of Lots 1 and 2 which is bounded and described as follows: Beginning at the northeast corner of said Lot 1 and running thence southwardly along the easterly line of said Lot 1 a distance of 199.495 feet to an angle point in said easterly lot line; thence continuing southwardly along said easterly line a distance of 199.23 feet to its intersection with the north line of the south 33 feet of said Lot 1; thence west along the north line of the south 33 feet of said Lot 1 and of the west 20 feet of said Lot 2; thence north along said east line of the west 20 feet of said Lot 2 a distance of 398.19 feet to its intersection with the north line of said Lot 2, and thence east along the north line of said Lot 2 and of said Lot 1 a distance of 239 feet to the Point of Beginning, excepting from the parcel of land above described, the respective portions thereof lying vertically below the following horizontal planes:

(A) a horizontal plane 18.5 feet above Chicago City Datum, the perimeter of which is described as follows: Beginning at the northwest corner of said parcel and running thence easterly along the north line of said parcel to the intersection of said north line and a line (the "Limiting Plane Line") 168 feet east of and parallel to the west line of said parcel; thence southwardly long the Limiting Plane Line to the intersection of said line and the south line of said parcel; thence westerly along the south line of said parcel to the southwest corner thereof; thence northerly along the west line of said parcel to the northwest corner of said parcel, which is the point of beginning of said horizontal plane; and

(B) a horizontal plane 21.0 feet above Chicago City Datum over that portion of said parcel which is not vertically below the horizontal plane described in clause (A) above.

Parcel 2:

All land and spaces below the horizontal planes described in Parcel 1 above which are occupied by the columns, caissons, foundations, gussets and all other supporting structures, for the building and improvements constructed in Parcel 1 and by all other improvements, plenums, mechanical and electrical equipment, pipes, wires, conduits, utilities and other structures located below said horizontal planes in connection with said building and improvements, including, but not limited to the space occupied by the improvements and structures shown on the Plat of Survey prepared and certified by Chicago Guarantee Survey Company dated July 8, 1966 (consisting of three sheets identified as Order Nos. 6311001 K and 6311001-S and 6311001 N. respectively), which was recorded as part of document 19881999.

Parcel 3:

An easement appurtenant to Parcels 1 and 2 in, over and across the west 20 feet of Lot 2 in said Railroad Companies' Resubdivision to construct, use, maintain, repair, replace or renew from time to time such columns, gussets trusses, horizontal structural members, caissons, foundations and other supports as may be reasonably necessary or appropriate to maintain and support the plaza and other improvements contemplated by the Lease, including, without limitation, the columns (designated `DD') and the caissons, foundations and related structures shown on the Plat of Survey referred to in Parcel 2 above.

Parcel 4:

A nonexclusive appurtenant easement in favor of the leasehold interest in Parcels 1 and 2 as created by Deed of Easement dated January 16, 1990 and recorded January 31, 1990 as Document 90047309 made by LaSalle National Bank, as Trustee under Trust Agreement dated November 17, 1983 and known as Trust Number 107292 to Gateway IV Joint Venture, an Illinois general partnership, LaSalle National Bank, as Trustee under Trust Agreement dated December 1, 1983 and known as Trust Number 107361, LaSalle National Bank, as Trustee under Trust Agreement dated December 1, 1983 and known as Trust Number 107362, and LaSalle National Bank, as Trustee under Trust Agreement dated December 1, 1983 and known as Trust Number 107363, for the use of 1,100 public parking spaces in the garage, as defined therein, with rights of ingress and egress and an easement for the purpose of construction of such repairs or restoration for the period required to complete such repairs or restoration, on over, and across the following described legal description:

Lots 5, 6, 7, and 8 (except from said lots that part falling in alley) in Block 49 in School Section Addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

  As amended by First Amendment to Deed of Easement dated February 9, 1990, and recorded October 9, 1990, as Document Number 904914486.

                                    EXHIBIT A
                       120 SOUTH RIVERSIDE PLAZA BUILDING
                          PLAN DELINEATING THE PREMISES
                                    SUITE 800

                                    EXHIBIT A
                       120 SOUTH RIVERSIDE PLAZA BUILDING
                          PLAN DELINEATING THE PREMISES
                                    SUITE 900

                                    EXHIBIT B
                       120 SOUTH RIVERSIDE PLAZA BUILDING
                        LEASEHOLD IMPROVEMENTS AGREEMENT

              1. Conflicts; Terms. If there is any conflict or inconsistency between the provision of the Lease and those of this Exhibit B ("Work Letter"), the provisions of this Work Letter will control. Except for those terms expressly defined in this Work Letter, all initially capitalized terms will have the meanings stated for such terms in the Lease. The following terms, which are not defined in the Lease, have the meanings indicated:

                  (a) "Scheduled Commencement Date" means the date set forth in subsection 1.1(g) of the Lease, unless the Scheduled Commencement Date is extended according to Paragraph 2 below.

                  (b) "Commencement Date" means the first day of the Term, which will be the earlier of (1) the first day on which Tenant occupies the Premises for the regular conduct of its business or (2) the Scheduled Commencement Date (as the same may be extended according to paragraph 2 below).

                  (c) "Start Date" means the first day of the Tenant Finish Period, which will be November 15, 1999 for the 9th floor Phase of the Premises and December 15, 1999 for the 8th floor Phase of the Premises unless the applicable Start Date is extended according to Paragraph 2 below.

                  (d) "Tenant Finish Period" means the period beginning on the Start Date and ending on the Commencement Date.

                  (e)  "Submission   Date"  means  thirty  (30)  days  prior  to
         construction but no later than the date of Tenant's execution of this Lease.

                  (f) "Landlord's Representative" means Linnea Allum, Building Manager.

                  (g)  "Tenant's Representative" means Douglas Eckrote.

                  (h) "Tenant's Architect" means Partners By Design, or such other licensed or registered professional engineers as may be selected by Tenant and reasonably approved by Landlord.

                  (i)  "Tenant's Engineers" means Environmental System Design.

                  (j) "Leasehold Improvement Allowance" means: $35.00 per rentable square foot of the Premises, which the parties agree is $2,519,440.00. Tenant may use up to $5.00 per rentable square foot of the Premises of unused Leasehold Improvement Allowance (but not any portion of the Allowances set forth below) upon written notice to Landlord, as a credit against Rent during the initial Lease Year. In addition to the Leasehold Improvement Allowance set forth above,
         Landlord shall contribute $20,000.00 to Tenant's enlargement of the existing Premises restrooms ("Restroom Allowance"). $24,000.00 toward supplemental cooling to be installed in the Premises ("Cooling Allowance"), $235,870.00 toward the installation of (A) two (2) Building standard water coolers; (B) 16 Building standard VAV boxes on the 9th floor; (C) two (2) 300 KVA transformers and all associated piping, wiring, disconnect switches, and labor for installation of same, (D) a VAV loop on the 9th floor and (E) the main sprinkler loop on the 8th and 9th floors ("Base Building Allowance") and Landlord shall pay all costs of Landlord's engineering review of Tenant's plans (the "Leasehold Improvement Allowance", "Restroom Allowance" , "Cooling Allowance" and "Base Building Allowance" collectively "Allowances").

                  (k)   "Leasehold    Improvements"   means   all   alterations,
         improvements and installations to be constructed or installed by Landlord or Tenant in the Premises according to this Work Letter.

                  (l) "Landlord's Work" means those Leasehold Improvements to be constructed or installed by Landlord according to Paragraph 4 below.

                  (m) "Tenant's Work" means all Leasehold Improvements other than Landlord's Work.

                  (n) "Preliminary Plans" means space plans and general specifications for Tenant's Work prepared by Tenant's Architect in such form (and on such scale in the case of plans and drawings) as Landlord may reasonably specify.

                  (o) "Construction Documents" means complete construction plans and specifications for Tenant's Work prepared by Tenant's Architect and Tenant's Engineers in such form (and on such scale in the case of plans and drawings) as Landlord may reasonably specify and detailing all aspects of Tenant's Work, including, without limitation, the location of libraries, safes and other heavy objects, stairwells, walls, doors, computer equipment, telephone and related equipment, and electrical, plumbing, heating, ventilation and air conditioning equipment
         (including equipment in excess of that required for normal use). Tenant's Engineers will perform all mechanical and electrical design work included in the Construction Documents.

                  (p) "Tenant's Costs" means all costs required to be expended by Tenant under this Work Letter in connection with Tenant's Work, including, without limitation, the costs of: preparing the Preliminary Plans, Construction Documents and the as-built plans described in Paragraph 8; performing Tenant's Work; obtaining all required insurance, licenses and permits; satisfying all requirements of applicable laws, codes and regulations; letting all contracts;
         Landlord's services provided under Paragraph 14; and all required electrical and telephone panels and/or meters. Tenant's Costs will not, however, include any costs incurred by Tenant for furniture or other personal property, for fixtures or equipment (unless such fixtures or equipment will constitute permanent additions to the Premises and are shown on the Construction Documents), or for moving to the Premises.

              2. Tenant Finish Period; Commencement Date. The Tenant Finish Period for each Phase of the Premises will begin on the applicable Start Date specified in subparagraph 1(b) above, unless said Start Date is extended according to the following provisions. If on or before the applicable Start Date specified in subparagraph 1(b), (a) Landlord's Work has not been completed to the extent that Tenant's Work may begin except for any Landlord's Work which has been delayed, hindered or prevented by Tenant or (b) Tenant has not been permitted entry to that portion of the Premises for the conduct of Tenant's Work, then the applicable Start Date will be extended until the date on which both such events have occurred and the applicable Phase Scheduled Commencement Date will be extended for an equivalent period of time. If either Start Date has not occurred within two (2) months after the date specified in subparagraph 1(b), (plus any period of delay caused by Forced Majeure), then Tenant will have the right to terminate the Lease by delivering written notice of termination to Landlord not more than thirty (30) days after the end of such two (2) -month period. Upon such termination, each party will, upon the other's request, execute and deliver an agreement in recordable form containing a release and surrender of all right, title and interest in and to the Lease; neither Landlord nor Tenant will have any further obligations to each other, including, without limitation, any obligations to pay for work previously performed in the Premises; all improvements to the Premises will become and remain the property of Landlord; and Landlord will refund to Tenant any sums paid to Landlord by Tenant in connection with the Lease. Such postponement of a Start Date and the applicable Phase Scheduled Commencement Date (and therefore the postponement of the commencement of the Term as to such Phase), and such termination and refund right, will be in full settlement of all claims that Tenant might otherwise have against Landlord by reason of Landlord's failure to deliver said portion of the Premises or any delay in commencing or completing any of Landlord's Work.

              3. Representatives. Landlord appoints Landlord's Representative to act for Landlord in all matters covered by this Work Letter. Tenant appoints Tenant's Representative to act for Tenant in all matters covered by this Work Letter. All inquiries, requests, instructions, authorizations and other communications with respect to the matters covered by this Work Letter will be made to Landlord's Representative or Tenant's Representative, as the case may be. Tenant will not make any inquiries of or requests to, and will not give any instructions or authorizations to, any other employee or agent of Landlord, including

         Landlord's architect, engineers and contractors or any of their agents or employees, with regard to matters covered by this Work Letter. Either party may change its Representative under this Work Letter at any time by prior written notice to the other party.

              4. Landlord's Work. Landlord shall deliver and Tenant shall accept the Premises in "as-is" condition, except for all representations set forth in Section 7.1 of the Lease and except for Landlord's Work as set forth below. Landlord, at its expense and as Landlord's Work, will complete in or for the Premises, in a good and workmanlike manner and according to all applicable Laws, the following, with the parties understanding that the both the Landlord's and Tenant's work is to be done in two (2) phases, the 8th Floor Phase and the 9th Floor Phase and Landlord shall tender possession of the applicable Phase of the Premises to Tenant when Landlord's Work for that Phase have been completed:

              Necessary  demolition on the 8th floor  (including  removal of any
         ACM to comply with Section 6.2(d)) to provide the Premises in raw shell condition with a slab floor, perimeter columns and core and exterior walls in "as-is "condition . In addition, Landlord shall provide after the Start Date but prior to the Commencement Date as scheduled in conjunction with Tenant's contractor, Building standard window film on all exterior Premises windows. Landlord shall not unreasonably interfere with Tenant's contractor during the installation of said window film.

              Landlord will pay for the design costs associated with Landlord's Work; provided that to the extent Landlord's Work requires design information (such as heating or air conditioning load factors) that would be prepared in connection with the preparation of the Preliminary Plans or the Construction Documents, Tenant will be responsible for the cost of such design information. The Premises will be delivered to Tenant when Landlord has substantially completed Landlord's Work, subject only to completion of minor construction details which would not materially interfere with Tenant's Work, and Tenant will accept the Premises upon from Landlord that Landlord's Work has been substantially completed. Landlord and Tenant agree that all alterations, improvements and additions made to the Premises according to this Work Letter, whether paid for by Landlord or Tenant, will, without compensation to Tenant, become Landlord's property upon installation and will remain Landlord's property at the expiration or earlier termination of the Term.

              5. Landlord's Punch List. Upon substantial completion of Landlord's Work, Landlord's Representative and Tenant's Representative will inspect the Premises and prepare and sign a punch list identifying all items of Landlord's Work which require correction or completion. Landlord will, within ten (10) days after execution of such punch list, begin correction or completion of any items identified on such punch list and will complete such work in a prompt and diligent manner. Landlord will not be responsible for any items or damage caused by Tenant, its agents, independent contractors or suppliers. Except for any items identified on such punch list, and except for any latent defect in Landlord's Work of which Tenant notifies Landlord within one year after the Commencement Date, Tenant's taking possession of any portion of the Premises will be conclusive evidence that such portion of the Premises was in good order and satisfactory condition when Tenant took possession. Failure to advise Landlord in writing within one year of the Commencement Date of any latent defects shall result in a waiver of any claims regarding said defects by Tenant. No promises to alter, remodel, or improve the Premises or Building and no representations concerning the condition of the Premises or Building have been made by Landlord to Tenant other than as may be expressly stated in the Lease (including this Work Letter).

              6. Early Access. Tenant will not be entitled to exclusive possession of the Premises until Landlord's Work is completed. Landlord may, in its discretion, permit Tenant to enter the Premises prior to the Start Date so that Tenant may do such work as may be required to prepare the Premises for Tenant's Work. If Landlord permits such entry prior to the Start Date, Tenant shall work in harmony with Landlord and will not interfere with the performance of Landlord's Work, or with the work of any other tenant or occupant. If at any time such access causes or threatens to cause disharmony or interference, including labor disharmony, Landlord will have the right to immediately withdraw such permission. At all times while Tenant is in occupation of the Premises prior to the Commencement Date (including the Tenant Finish Period),


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         Tenant  will be  subject to and will  comply  with all of the terms and provisions of the Lease, except that no Base Rent or Additional Rent will be payable by Tenant prior to the Commencement Date.

              7. Landlord's Approval. All Preliminary Plans and Construction Documents, and any revisions to the same (whether in the form of a change order or otherwise) are expressly subject to Landlord's prior written approval.

         Landlord may withhold its approval of any such items that require work which:

                   (a) exceeds or adversely affects the capacity or integrity of the Building's structure or any of its heating, ventilating, air conditioning, plumbing, mechanical, electrical, communications or other systems;

                   (b)     is not approved by the holder of any Encumbrance;

                   (c) would not be approved by a prudent owner of property similar to the Building;

                   (d) violates any agreement which affects the Building or binds Landlord;

                   (e) Landlord reasonably believes will increase the cost of operating or maintaining any of the Building's systems;

                   (f) Landlord reasonably believes will reduce the market value of the Premises or the Building at the end of the Term;

                   (g) does not conform to applicable building code or is not approved by any governmental authority having jurisdiction over the Premises;

                   (h)     does not meet or exceed Building standard; or

                   (i)  Landlord   reasonably  believes  will  infringe  on  the
                   architectural or historical integrity of the Building.

              8. Tenant's Plans. On or before the Submission Date, Tenant, at its expense, will cause the Preliminary Plans to be prepared and submitted to Landlord for its approval. Such submittal will include one
         (1) sepia, five (5) sets of blueline prints and three (3) sets of those specifications not shown on the drawings. If the submitted materials are not acceptable to Landlord, Landlord will so notify Tenant by returning the sepia with required changes noted within five (5) business days of receipt of same. If Landlord so notifies Tenant of any required change to the Preliminary Plans, Tenant will cause the same to be revised according to the returned sepia and resubmitted to Landlord within seven (7) days after receipt of such notice. Within fifteen (15) days after Landlord notifies Tenant of Landlord's approval of the Preliminary Plans, Tenant, at its expense, will cause the Construction Documents to be prepared and submitted to Landlord for its approval. Such submittal will include one sepia, five (5) sets of blueline prints, three (3) sets of specifications and a complete color and finish board for Tenant's Work. The Construction Documents must strictly conform to the Preliminary Plans approved by Landlord and must be in all respects sufficient for the purpose of obtaining a building permit for Tenant's Work. If the submitted materials are not acceptable to Landlord, Landlord will so notify Tenant by returning the sepia with required changes noted within five (5) business days of receipt of same If required by Landlord, Tenant will cause the Construction Documents to be resubmitted to Landlord for its approval within seven (7) days after Landlord notifies Tenant of any required changes. Tenant's Work will not commence prior to Landlord's approval of the Construction
         Documents. If the Landlord fails to deliver to Tenant Landlord's written approval or its written request for revisions within five (5) business days after Landlord receives any required revisions to them, Tenant will receive a credit against Base Rent beginning on the Commencement Date equal to one day's Base Rent for each day subsequent to the fifth (5th) business day after Tenant's submittal until the day of Landlord's response. Except as provided in Paragraph 2 above, no delays in the design or performance of Tenant's Work will change the Start Date or the Commencement Date. Upon completion of Tenant's Work, Tenant will provide Landlord a complete set of reproducible as-built plans of the Premises. If Tenant fails to provide such plans, Landlord may obtain them, directly or by field verification, and charge Tenant for all costs incurred by Landlord in doing so. No approval by Landlord of the Preliminary Plans, the Construction Documents or any revisions to them will constitute a representation or warranty by Landlord as to the adequacy or sufficiency of such plans, or the improvements to which they relate, for any use, purpose or condition, but such approval will merely be the consent of Landlord to the construction or installation of improvements in the Premises according to such plans.

              9. Tenant's Work. During the Tenant Finish Period,  Tenant, at its
         expense, will construct or cause to be constructed in the Premises all of Tenant's Work according to the Construction Documents approved by Landlord. Tenant, at its expense, will obtain: (a) all permits (including, without limitation, building permits) required for construction of Tenant's Work; (b) all contracts and insurance required under this Work Letter; and (c) all certificates required for occupancy of the Premises from the appropriate governmental authorities. Tenant will cause all of Tenant's Work to be diligently completed in a good and workmanlike manner, according to the approved Construction Documents and all applicable laws, and free and clear of any liens or claims for liens.

              10. Tenant's Contractor. Landlord will have the right to approve Tenant's contractor ("Contractor") and all subcontractors, which approvals will not be unreasonably withheld or delayed. Landlord will provide Tenant with a list of contractors and subcontractors that are acceptable to Landlord. Tenant may select its Contractor and subcontractors from such list or may request Landlord's approval of a Contractor and subcontractors not on such list. Tenant will not execute any contract for the performance of Tenant's Work until Landlord's approvals of the Contractor and subcontractors have been obtained, and Tenant will cause its proposed Contractor and subcontractors (if not on such list) to submit such information, including financial information, as may be reasonably required by Landlord to determine whether such Contractor and subcontractors should be approved.

              11. Construction Contract. Tenant's construction contract for Tenant's Work will provide (and Tenant will deliver a copy of it to
         Landlord so that Landlord may confirm it provides) that: (a) Intentionally Deleted (b) construction of Tenant's Work will not interfere with Landlord's or Landlord's tenants' activities in, or use or enjoyment of, the Building; (c) Contractor will cooperate with other contractors in the Building to insure harmonious working relationships, including, without limitation, coordinating with other contractors in the Building concerning use of elevators, trash removal and water and utility usage; (d) Contractor will leave all Common Areas in neat, clean, orderly and safe condition at the end of each day during construction of Tenant's Work; (e) Contractor will procure and maintain and cause its subcontractor(s) to procure and maintain the insurance described in Paragraph 12 below; (f) upon completion of Tenant's Work, Contractor will provide to Landlord and Tenant as-built drawings together with mechanical balance reports and any maintenance manuals on equipment installed in the Premises as part of Tenant `s Work;; and g) all labor and material supplied according to the contract will be fully warranted by Contractor for a period of not less than one year from substantial completion of Tenant's Work and such warranty will provide that it is for the benefit of both Landlord and Tenant and may be enforced by either. The construction contract will also contain the following indemnification and defense provisions:

                  "Contractor will protect, defend, hold harmless, and indemnify [Landlord's name to be inserted] and its successors, assigns, directors, officers and employees (collectively, "Indemnitees") from and against all claims, actions, liabilities, damages, losses, cost and expense (including attorney's fees) arising out of or resulting from the performance of the work contemplated by this contract by Contractor or any of its subcontractors, provided that any such claims, action, liabilities, damages, losses, cost or expense (1) are attributable to bodily injury, sickness, disease, or death, or to injury to or destruction of tangible property (other than the work contemplated by this contract itself) including the loss of use resulting therefrom and (2) are caused in whole or in part by the negligent act or omission of Contractor, any subcontractor, or any of them may, directly or indirectly, be liable. Such obligations will not be construed to negate, abridge or otherwise reduce any other right or obligation of indemnity which would otherwise exist as to any party or person described in this paragraph.

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

                      Contractor  agrees to protect,  defend,  hold harmless and indemnify the Indemnitees from and against any and all claims, actions, liabilities, damages, losses, costs, and expenses (including attorneys' fees) arising out of or resulting from Contractor's failure to purchase all insurance required under Paragraph 11 of the Possession and Leasehold Improvements Agreement attached to and made a part of the Lease Agreement dated [Date of Lease to be inserted] between [Landlord's name to be inserted] and [Tenant's name to be inserted], and Contractor's failure to require and obtain proper insurance coverage from its subcontractors. In any and all claims against the Indemnitees or any employee of Contractor or any subcontractor, anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable, the indemnification obligation under this provision will not be limited in any way by any limitation of the amount or type of damages, compensation or benefits payable by or for Contractor or any subcontractor under Worker's' or Workmen's Compensation Acts, disability benefit acts, or other employee benefit acts.

                      The  indemnification  and defense obligations stated above will not apply to any claims, actions, liabilities, damages, losses, cost or expenses caused directly and solely by the affirmative gross negligence or intentional tortious act of the Indemnities."

              12. Contractor's Insurance. Tenant will cause Contractor (and, except as provided below, all of Contractor's subcontractors ) to procure and maintain in effect during the entire period of construction of Tenant's Work the following insurance:

                   (a) Worker's compensation insurance with statutory benefits and limits which fully comply with all state and federal requirements;

                   (b) Employer's liability insurance with limits of not less than $200,000.00;

                   (c) Automobile liability insurance including owned, non-owned, leased and hired car coverage, naming Landlord as an additional insured, providing primary (and not contributing) coverage, and containing cross-liability and severability of interest clauses; limits of liability will be as follows: if the total amount of Contractor's contract for the performance of Tenant's Work is $150,000.00 or less, coverage will be in an amount of not less than $1,000,000.00 combined single limit per occurrence; if the total amount of Contractor's contract is over $150,000.00, coverage will be in an amount of not less than $2,000,000.00 combined single limit per occurrence;

                   (d)  Comprehensive   general  liability  insurance  including
                   personal injury, owner's and contractor's protective liability, explosion, collapse and underground damage liability endorsement (commonly called X, C and U hazard), products, completed operations, blanket contractual and broad form property damage coverage, naming Landlord as an additional insured, providing primary (and not contributing) coverage, and containing cross-liability and severability of interest clauses; limits of liability will be as follows: if the total amount of Contractor's contract for the performance of Tenant's Work is $150,000.00 or less, coverage will be in an amount of not less than $2,000,000.00 combined single limit per occurrence; if the total amount of Contractor's contract is over $150,000.00, coverage will be in an amount of not less than $5,000,000.00 combined single limit per occurrence; and

                   (e) "All risk" builders risk property insurance for the full replacement cost of Tenant's Work on a completed value basis, naming Landlord as a loss payee, as its interest may appear, providing primary (and not contributing) coverage, and including a waiver of all rights of subrogation against Landlord.

         All of the above insurance policies must be placed with insurance companies reasonably acceptable to Landlord and must be endorsed to require thirty (30) days' written notice to Landlord prior to any cancellation or material change in coverage. Prior to the commencement of any Tenant's Work, Tenant will cause Contractor to deliver to Landlord original certificates of insurance evidencing the insurance coverage required above. Tenant will also cause Contractor to obtain certificates or evidence of similar insurance from each of Contractor's subcontractors before their work commences and deliver such certificates or evidence to Landlord. Each subcontractor must be covered by insurance of the same character and in the same amount as specified for Contractor above, except that (a) a subcontractor's comprehensive general liability insurance will have combined single limits not less than $2,000,000.00 per occurrence, if the total amount of Contractor's contract for the performance of Tenant's Work is $150,000.00 or less, and not less than $5,000,000.00 per occurrence, if the total amount of Contractor's contract is over $150,000.00; (b) so long as Contractor's builders risk policy covers all of Tenant's Work, no subcontractor will be required to maintain builders risk property insurance. Contractor and Landlord may agree to lesser limits in writing because of the nature of the particular subcontract work.

              13.  Additional   Requirements   Concerning   Tenant's  Work.  The
         following additional requirements will apply to Tenant's Work:

                   (a) All of Tenant's Work will be: (1) of a quality at least equal to Building standard; (2) completed only according to the Construction Documents approved by Landlord; (3) conducted in a manner so as to maintain harmonious labor relations and not to interfere with or delay any other work or activities being carried on by Landlord or Landlord's contractors or other tenants; (4) designed, performed and completed in substantial compliance with all applicable standards and regulations established by Landlord and provided to Tenant in advance of the commencement of construction of Tenant's Work as well as all safety, fire, plumbing and electrical and other codes and governmental and insurance requirements; (5) completed only by the Contractor approved by Landlord; (6) coordinated by the approved Contractor so as to insure timely completion; and (7) performed and conducted in such a manner so as not to alter the structure or systems of the Building.

                   (b) Under no circumstances will Tenant, Contractor or any of their authorized representatives ever alter or modify or in any manner disturb any "Central" (as defined below) system or installation of the Building, including, without limitation, the Central plumbing system, Central electrical system, Central heating, ventilating and air conditioning system, Central fire protection and fire alert system, Central Building maintenance systems, Central structural system, elevators and anything located within the Central core of the Building. Only with Landlord's express written permission will Tenant, Contractor or their authorized representatives alter or modify or in any manner disturb any "Branch" (as defined below) of any Central system or installation of the Building which serves or is located within the Premises. "Central" means that portion of any Building system or component which is within the core of the Building system or component which is within the core of the Building or common to or serves or exists for the benefit of other tenants in the Building, and "Branch" means that portion of any Building system or component which serves to connect or extend Central systems to the Premises. Any and all interfacing with, or tie-ins to, any Central Building systems or Branches will be scheduled with Landlord not later than five (5) days prior to the commencement of any such work. Any such interfacing with, or tie-ins to, any such Building systems, and any checks of such interfacing or tie-ins, will be performed only after the same have been scheduled with, and approved by, Landlord.

                   (c) Contractor may submit to Landlord written request for use of any Building standard materials which have been prestocked by Landlord. Any such request will indicate the quantity and description of the prestocked materials needed. Contractor will be responsible for the relocation and allocation of any such materials to the Premises under the supervision of, and only with the consent of, Landlord's Representative or contractor. Contractor will be solely and exclusively responsible for signing for and verifying any such prestocked materials so used. Landlord will deduct from the amount of the Allowance described in Paragraph 17 below the value of any prestocked materials so requested by Contractor from Landlord. The value of any such prestocked materials will be determined by the quantities required in accordance with generally accepted costs in the metropolitan area in which the Building is located.

                   (d) All construction personnel engaged in the performance of Tenant's Work must use the Building's freight elevator and not the passenger elevators for access to the Premises. All deliveries of materials for use in connection with the construction of Tenant's Work requiring the freight elevator of the Building must be scheduled in advance with landlord. In addition, any of Tenant's Work which is to be performed during hours other than Business Hours must be scheduled in advance with Landlord.

                   (e) Tenant agrees that if Contractor fails to leave all Common Areas in a neat, clean, orderly and safe condition at the end of each day during construction of Tenant's Work, Landlord will have the right to immediately take such action as Landlord deems appropriate to render the Common Areas neat, clean, orderly and safe and Tenant will, upon Landlord's written demand, reimburse Landlord for all Landlord's costs of taking such action.

              14. Landlord's Services. During construction of Tenant's Work, Landlord will provide the following services related to such construction, the cost of which will be paid by Landlord: all electricity and other utilities; and Tenant shall pay as a part of Tenant's Costs for any other services requested by Tenant or Contractor that Landlord agrees to provide (such as engineering, maintenance or housekeeping services). Tenant shall supply, at its sole cost and expense all refuse removal (including dumpsters) and shall place and use same pursuant to Landlord's rules and regulations. All Tenant's Costs that are payable to Landlord will be paid by Tenant within ten
         (10) days after the date of Landlord's invoice.

              15. Inspection; Stop Work; Non-complying Work. Landlord reserves the right to inspect Tenant's Work in the Premises at all reasonable times, provided that such inspection(s) will in no way make Landlord responsible for any of Tenant's Work and will not constitute a representation or warranty by Landlord as to the adequacy or sufficiency of Tenant's Work. Landlord reserves the right to stop any and all work performed (or to be performed) if Landlord considers any such work, or its performance, to be dangerous or creating a nuisance, or otherwise injurious to Tenant, Landlord or any other Building tenants. If any inspection by Landlord reveals any items of Tenant's Work that does not comply with Tenant's obligations under this Work Letter, Landlord may so notify Tenant and require that the item be corrected to so comply. Within ten (10) days after the date of any such notice from Landlord, Tenant will begin correction of any such non-complying item and will then promptly and diligently pursue such correction to completion. If any such item is not so corrected, Landlord may enter the Premises at any time and correct the item at Tenant's expense (to be paid by Tenant promptly upon demand).

              16. Mechanics' Liens. In the conduct of Tenant's Work, Tenant will take all action necessary to ensure that no mechanic's or other liens attach to the Premises or Building. Without limitation, Tenant will post notices, with form and content and in the manner as specified by any applicable law, notifying all persons or entities which may supply labor or materials in connection with Tenant's Work that Landlord's interest in the Premises and Building will not be subject to any lien for the same. If any such lien should be filed, the provisions of
         Article 10 of the Lease will apply.

              17. Landlord's Allowances Landlord agrees to pay Tenant the "Allowances" as defined in Paragraph 1(j) of this Exhibit B above, to be applied to the cost of designing and performing Tenant's Work, in progress payments after the commencement of the Tenant Finish Period. Such progress payments will be made not later than thirty (30) days after receipt by Landlord from Tenant of copies of Tenant's invoices from Contractor (and, where applicable, copies of Contractor's invoices from its subcontractors or suppliers) together with a certificate from Tenant's Architect (or other evidence satisfactory to Landlord) indicating that the work to which such invoices relate has been substantially completed and/or the materials to which such invoices relate have been installed in, or delivered to, the Premises. Such progress payments will be made payable to Tenant and Contractor, and will be for the amount of the submitted invoices, less a ten percent (10%) retainage. As a condition precedent to Landlord's issuing any such progress payment subsequent to the first such progress payment, Tenant will deliver to Landlord original lien waivers from Contractor and any applicable subcontractor or supplier indicating the claims for mechanics' or materialmen's liens with respect to the labor and materials reflected in the invoiced submitted for the immediately preceding progress payment have been waived. A further condition precedent to Landlord's issuing the last such payment for the amount of the retainage will be that Landlord has received from Tenant (either prior to or simultaneously with the issuance of such final payment) the following: (1) written notice from Contractor and Tenant`s Architect (or other evidence satisfactory or Landlord) that Tenant's Work has been completed (including completion of any punch list items); (2) final and unconditional original lien waivers from Contractor and all subcontractors, suppliers, materialmen and other parties who performed labor at, or supplied materials to, the Premises in connection with Tenant's Work; and (3) a copy of the certificate of occupancy for the Premises issued by the appropriate governmental authorities. Landlord will have no obligation to make any such progress payment at any time that a Default exists under the Lease and the total of all such progress payments will in no event exceed the amount of each Allowance.

              18. General. Failure by either party to pay any amounts due under this Work Letter will have the same effect as failure to pay Rent under the Lease as to Tenant and a Landlord's default under the Lease as to Landlord, and such failure or either parties failure to
         perform any of its other   obligations  under this Work Letter  will
         constitute a Default under Section 20.1 of the Lease as to Tenant and Section 21 of the Lease as to Landlord, entitling the other party to all of its remedies under the Lease as well as all remedies otherwise available to the other party.

                       120 SOUTH RIVERSIDE PLAZA BUILDING
                         OCCUPANCY ESTOPPEL CERTIFICATE


     THIS OCCUPANCY ESTOPPEL CERTIFICATE ("Certificate") is given by CDW COMPUTER CENTERS, INC. ("Tenant") to SOLANO ASSOCIATES, a California limited partnership, d/b/a TrizecHahn 120 South Riverside Management L.P. ("Landlord"), with respect to that certain Lease Agreement dated ____________________, 1999 ("Lease"), under which Tenant has leased from Landlord certain premises known as Suites 800 and 900 ("Premises") in the 120 South Riverside Plaza Building, 120 South Riverside, Chicago, Illinois 60606 ("Building").

     In consideration of the mutual covenants and agreements stated in the Lease, and intending that this Certificate may be relied upon by Landlord and any prospective purchaser or present or prospective mortgagee, deed of trust beneficiary or ground lessor of all or a portion of the Building, Tenant certifies as follows:

        1. Except for those terms expressly defined in this Certificate, all initially capitalized terms will have the meanings stated for such terms in the Lease.

        2. Landlord first delivered possession of the Premises to Tenant (either for occupancy by Tenant or for the commencement of construction by Tenant) on _______________, 19 ____.

        3. Tenant moved into the Premises (or otherwise first occupied the Premises for Tenant's business purposes) on ____________________, 19 ____.

        4. The Commencement Date occurred on _______________, 19___, and the Expiration Date will occur on ____________________, 19 ____.

        5. Tenant's obligation to make monthly payments of Base Rent under the Lease began (or will begin) on __________________, 19 ____.

        6. Tenant's obligation to make monthly estimated payments of Additional Rent under the Lease began (or will begin) on _________________, 19 ___.

        7. Tenant has deposited a Security Deposit in the amount of $________ with Landlord.


     Executed this _______ day of ______________, 19 ___.


                                     TENANT:
                                     CDW COMPUTER CENTERS, INC.


                                     By:
                                            -------------------------------
                                     Name:
                                            -------------------------------
                                     Title:
                                            -------------------------------

                                    EXHIBIT D
                       120 SOUTH RIVERSIDE PLAZA BUILDING
                              RULES AND REGULATIONS


        1. Rights of Entry. Tenant will have the right to enter the Premises at any time, but outside of Business Hours Tenant will be required to furnish proper and verifiable identification. Landlord will have the right to enter the Premises at all reasonable hours to perform janitorial services or clean windows; and also at any time during the last six (6) months of the Term, with reasonable prior notice to Tenant, to show the Premises to prospective tenants.

        2. Right of Exclusion. Landlord reserves the right to require each person entering the Building to sign a register and either (i) to present a Building pass, or (ii) to be announced to Tenant such person is visiting and to be accepted as a visitor by Tenant or to be otherwise properly identified. Landlord may exclude from the Building any person who cannot comply with such requirement. Landlord also reserves the right to require any person leaving the Building to sign a register or to surrender any special entry pass given to such person. If Landlord elects to exercise the rights reserved above, Landlord will furnish a Building pass to all persons designated by Tenant in writing. Finally, Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of alcohol or drugs.

        3. Obstruction. Tenant will not obstruct or place anything in or on the sidewalks or driveways outside the Building, or in the lobbies, corridors, stairwells or other Common Areas. Landlord may remove, at Tenant's expense, any such obstruction or thing without notice or obligation to Tenant.

        4. Refuse. Tenant will place all refuse in the Premises in proper receptacles provided and paid for by Tenant, or in receptacles provided by Landlord for the Building, and will not place any litter or refuse on or in the sidewalks or driveways outside the Building, or the Common Areas, lobbies, corridors, stairwells, ducts or shafts of the Building.

        5. Public Safety. Tenant will not throw anything out of doors, windows or skylights, down passageways or over walls. Tenant will not use any fire exits or stairways in the Building except in case of emergency.

        6. Keys; Locks. Landlord may from time to time install and change locks on entrances to the Building, Common Areas and the Premises, and will provide Tenant a reasonable number of keys to meet Tenant's requirements. If Tenant desires additional keys, they will be furnished by Landlord and Tenant will pay a reasonable charge for them.. Tenant will not add or change existing locks on any door in or to the Premises without Landlord's prior written consent. If with Landlord's consent, Tenant installs lock(s) incompatible with the Building master locking system

               (a)Landlord, without abatement of Rent, will be relieved of any obligation under the Lease to provide any service that requires access to the affected areas:

               (b)Tenant will indemnify Landlord against any expense as a result of forced entry to the affected areas which may be required in an emergency; and

               (c)Tenant will, at the end of the Term and at Landlord's request, remove such lock(s) at Tenant's expense.

               (d)At the end of the Term, Tenant will promptly return to Landlord all keys for the Building and Premises which are in Tenant's possession.

        7. Aesthetics. Tenant will not attach any awnings, signs, displays or projections to the outside or inside walls or windows of the Building which are visible from outside the Premises without Landlord's prior written approval, which may be withheld in Landlord's sole discretion. Tenant will use only Building Standard lighting in areas where such lighting is visible from outside the Building.

        8. Window Treatment. If Tenant desires to attach or hang any curtains, blinds, shades or screens to or in any window or door of the Premises, Tenant must obtain Landlord's prior written approval. Tenant will not coat or sunscreen the interior or exterior of any windows without Landlord's express written consent. Tenant will not place any objects on the windowsills that cause, in Landlord's reasonable opinion, an aesthetically unacceptable appearance.

        9. Intentionally deleted.

        10. Building Control. Landlord reserves the right to control and operate the Common Areas as well as facilities furnished for the common use of tenants in such manner as Landlord deems best for the benefit of tenants generally.
Landlord reserves the right to prevent access to the Building during an emergency by closing the doors or otherwise, for the safety of tenants and protection of the Building and property in the Building.

        11. Engineering Consent. All plumbing, electrical and heating, ventilating and air conditioning ("HVAC") work for and in the Premises requires Landlord's prior written consent to maintain the integrity of the Building's electrical, plumbing and HVAC systems.

        12. HVAC Operation. Tenant will not place objects or other obstructions so as to interfere with the HVAC convectors or diffusers and will not permit any other interference with the HVAC system. Whenever the HVAC system is operating, Tenant will cause the shades, blinds or other window coverings in the Premises to be drawn as reasonably required by the position of the sun.

        13. Plumbing. Tenant will only use plumbing fixtures for the purpose for which they are constructed. Tenant will pay for all damages resulting from any misuse by Tenant of the plumbing fixtures.

        14. Equipment Location. Landlord reserves the right to specify where Tenant's heavy business machines, mechanical equipment and heavy objects will be placed in the Premises in order to best absorb and prevent vibration, noise and annoyance to other tenants, and to prevent damage to the Building. Tenant will pay the cost of any required professional engineering certification or assistance.

        15. Bicycles; Animals. Tenant will not bring into, or keep about, the Premises any bicycles, vehicles, birds, animals (except seeing eye dogs) or organic Christmas decor of any kind. Bicycles and vehicles may only be parked in areas designated for such purpose.

        16. Intentionally deleted.

        17. Proper Conduct. Tenant will conduct itself in a manner which is consistent with the character of the Building and will ensure that Tenant's conduct will not impair the comfort or convenience of other tenants in the Building.

        18. Elevators. Any use of the passenger elevators for purposes other than normal passenger use (such as moving to or from the Building or delivering freight), whether during or after Business Hours, is prohibited. Such use must be handled by the freight elevator which shall be scheduled through the office of the Building for any after hours use. Tenant will reimburse Landlord for any extra costs incurred by Landlord in connection with any such non-passenger use of the elevators.

        19. Deliveries. Tenant will ensure that deliveries of materials and supplies to the Premises are made through such entrances, elevators and corridors and at such times as may from time to time be reasonably designated by Landlord. Such deliveries may not be made through any of the main entrances to the Building without Landlord's prior permission. Tenant will use or cause to be used, in the Building, hand trucks or other conveyances equipped with rubber tires and rubber side guards to prevent damage to the Building or property in the Building. Tenant will promptly pay Landlord the cost of repairing any damage to the Building caused by any person making deliveries to the Premises.

        20. Moving. Tenant will ensure that furniture and equipment and other bulky matter being moved to or from the Premises are moved through such entrances, elevators and corridors and at such times as may from time to time be reasonably designated by Landlord, and by movers or a moving company reasonably approved by Landlord. Tenant will promptly pay Landlord the cost of repairing any damage to the Building caused by any person moving any such furniture, equipment or matter to or from the Premises.

        21. Solicitations. Canvassing, soliciting and peddling in the Building are prohibited and Tenant will cooperate in preventing the same. Landlord acknowledges that Tenant's business involves phone solicitation and that it does not violate the Building's Rules and Regulations.

        22. Food. Only persons approved from time to time by Landlord may prepare, solicit orders for, sell, serve or distribute food in or around the Building. Except as may be specified in the Lease or on construction drawings for the Premises approved by Landlord, and except for microwave cooking, Tenant will not use the Premises for preparing or dispensing food, or soliciting of orders for sale, serving or distribution of food. Tenant shall be allowed to utilize outside vendors to provide food to its employees at the Tenant's cost, including but not limited to Tuesday and Thursday morning pastries, fruit and vegetables, and periodic catered lunches. Vending machines in Tenant's Premises are hereby permitted by Landlord during the Term and any extension thereof.

        23. Combustibles. Tenant shall not use or keep in the Premises or any portion of the Building any kerosene, gasoline or flammable or combustible fluid or material, or without Landlord's prior written approval, use any method of heating or air-conditioning other than that supplied by Landlord.

        24. Work Orders. Tenant requirements will be attended to only upon application to Landlord. Building employees shall not be requested to perform, and shall not be requested by any tenant to perform, any work outside of regular duties, unless under specific instructions from Landlord.

        25. Tenant's Contractors. Tenant may hire contractors or other personnel ("Tenant's Contractors") to perform services in the Premises for Tenant, subject to Landlord's reasonable approval and permission. The use of Tenant's Contractors will not interfere with the functioning or operation of the Building, or with any other tenant or occupant of the Building. If at any time the use of Tenant's Contractors causes or threatens to cause disharmony or interference with the functioning or operation of the Building or with any other tenant or occupant of the Building, including labor disharmony, Landlord will have the right to immediately withdraw the permission to use such Tenant Contractor.

        26. Employees, Agents and Invitees. In these Rules and Regulations, "Tenant" includes Tenant's employees, agents, invitees, licensees and others permitted by Tenant to access, use or occupy the Premises.

                                    EXHIBIT E
             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT



         THIS AGREEMENT is made as of this ___ day of ___________, 1999 by and among THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation having an office and place of business at 1290 Avenue of the Americas, New York, New York ("Lender"), SOLANO ASSOCIATES, a California limited partnership d/b/a TrizecHahn 120 S. Riverside Management L.P. ("Landlord"), and CDW COMPUTER CENTERS, INC., having an office at 200 North Milwaukee Avenue, Vernon Hills, IL 60061, ("Tenant").

                                   WITNESSETH

         WHEREAS, Tenant has entered into a certain lease (the "Lease") dated ______________, 1999 with Landlord covering premises consisting of Suites 800 and 900 (the "Premises") within a certain building known as 120 South Riverside Plaza, located in Chicago, IL (a true and correct conformed copy of said Lease has been delivered to Lender by Landlord); and

WHEREAS, Lender has made a certain loan to Landlord, which loan is secured by the mortgages (the "Mortgages") more particularly described in Exhibit A annexed here to and affecting the premises known as 120 South Riverside Plaza , in the City of Chicago, Illinois; and

         WHEREAS, Lender has been requested by Tenant and by Landlord to enter into a non-disturbance agreement with Tenant;

         WHEREAS, Tenant has been requested by Lender and Landlord to enter into this subordination, non-disturbance and attornment Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto mutually covenant and agree as follows:

         1. The Lease and any extensions, renewals, replacements or modifications thereof, and all of the right, title and interest of Tenant thereunder in and to the Premises are and shall be subject and subordinate to the Mortgages and to all of the terms and conditions contained therein, and to any renewals, modifications, replacements, consolidations and extensions thereof.

         2. Lender consents to the Lease and, in the event Lender comes into possession of or acquires title to the Premises as a result of the foreclosure or other enforcement of the Mortgages or the notes secured by the Mortgages, or as a result of any other means, Lender agrees that, so long as Tenant is not then in default hereunder or under the Lease and so long as Tenant is then in possession of the Premises, Lender will recognize Tenant and will not disturb Tenant in its possession of the Premises for any reason other than one which would entitle Landlord to terminate the Lease under its terms or would cause, without any further action by Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant from the Premises.

          3. Tenant agrees with Lender that if the interests of Landlord in the Premises shall be transferred to and owned by Lender by reason of foreclosure or other proceedings brought by it, or any other manner, or shall be conveyed thereafter by Lender or shall be conveyed pursuant to a foreclosure sale of the Premises, Tenant and Lender or its successors shall be bound to one another, except as provided herein, under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if Lender were the landlord under the Lease, and Tenant does hereby attorn to Lender as its landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Lender succeeding to the interest of Landlord in the Premises. Tenant agrees, however, upon the election of and written demand by Lender within twenty (20) days after Lender receives title to the Premises, to execute an instrument in confirmation of the foregoing provisions, satisfactory to Lender and Tenant] in which Tenant and Lender shall acknowledge such attornment and non-disturbance agreement and shall set forth the terms and conditions of its tenancy.

         4. Tenant agrees with Lender that if Lender shall succeed to the interest of Landlord under the Lease, Lender shall not be (a) liable for any action or omission of any prior landlord under the Lease, or (b) subject to any offsets or defenses which Tenant might have against any prior landlord, or (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord, or (d) bound by any security deposit which Tenant may have paid to any prior Landlord, unless such deposit is in an escrow fund available to Lender, or (e) bound by an amendment or modification of the Lease made without Lender's written consent, or (f) bound by any provision in the Lease which obligates the landlord to erect or complete any building or to perform any construction work or to make any improvements to the Premises or to expand or rehabilitate any existing improvements or to restore any improvements following any casualty or taking, or (g) bound by any notice of termination given by Landlord to Tenant without Lender's written consent thereto, or (h) personally liable under the Lease and Lender's liability under the Lease shall be limited to the ownership interest of Lender in the Premises. Tenant further agrees with Lender that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Lender's written consent.

         5. In the event that Landlord shall default in the performance or observance of any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to Lender and Lender shall have the right (but not the obligation) to cure such default. Tenant shall not take any action with respect to such default under the Lease, including, without limitation, any action in order to terminate, rescind or void the Lease or to withhold any rental thereunder, for a period of 10 days after giving of such written notice by Lender with respect to any such default capable of being cured by the payment of money and for a period of 30 days after receipt of such written notice by Lender with respect to any other such default (provided, that in the case of any default which cannot be cured by the payment of money and) cannot with diligence be cured within such 30 day period because of the nature of such default or because Lender requires time to obtain possession of the Premises in order to cure the default, if Lender shall proceed promptly to attempt to obtain possession of the Premises, where possession is required, and to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence and continuity).

         6. Landlord has agreed in the Mortgages that the rentals payable under the Lease may be paid directly by Tenant to Lender upon the occurrence of a default by Landlord under the Mortgages. Accordingly, after notice is given by Lender to Tenant that the rentals under the Lease should be paid to Lender, Tenant shall pay to Lender, or in accordance with the directions of Lender, all rentals and other moneys due and to become due to Landlord under the Lease, or amounts equal thereto. Landlord acknowledges that Tenant shall have no responsibility to ascertain whether such demand by Lender is permitted under the Mortgages, Landlord hereby waives any right, claim or demand it may now or hereafter have against Tenant by reason of such payment to Lender, and any such payment to Lender shall discharge the obligations of Tenant to make such payment to Landlord.

         7. Tenant declares, agrees and acknowledges that:
                      (a) Lender, in making disbursements pursuant to any agreement relating to the Loan, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement shall not defeat the subordination herein made in whole or in part; and

                      (b) Subject to the terms and conditions hereof, it intentionally and unconditionally waives, relinquishes and subordinates the Lease and its leasehold interest thereunder in favor of the lien or charge of the Mortgages, and that in consideration of this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender to Landlord and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into by Landlord and Lender which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

         8. This Agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns. As used herein the term "Tenant" shall include Tenant, its successors, sublessees and assigns; the words "foreclosure" and "foreclosure sale" as used herein shall be deemed to include the acquisition of Landlord's estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure; and the word "Lender" shall include the Lender herein specifically named and any of its successors, participants and assigns, including anyone who shall have succeeded to Landlord's interest in the Premises by, through or under, foreclosure of the Mortgage. Lender shall promptly give notice to Tenant of anyone who shall have succeeded to Lender's interest under the Mortgages hereunder.

         9. All notices, consents and other communications pursuant to the provisions of this Agreement shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable commercial overnight carrier that provides a receipt, such as Federal Express or Airborne, and shall. be deemed given when postmarked and addressed as follows:

         If to Lender:     The Equitable Life Assurance Society of the United
                           States
                           1290 Avenue of the Americas
                           New York, New York 10104
                           Attn: Real Estate Legal Department

         With a copy to:   Lend Lease Real Estate Investments, Inc.
                           3424 Peachtree Road NE Suite 800
                           Atlanta, Georgia 30326
                           Attn: Mortgage Servicing

         If to Tenant:

                           CDW Computer Centers, Inc.
                           200 North Milwaukee Ave.
                           Vernon Hills, IL 60061
                           Attn: Harry J. Harczak, Jr.

                           With a copy to:
                           Michael S. Tepper
                           Arnstein & Lehr
                           120 South Riverside Plaza, Suite 1200
                           Chicago, IL 60606

         If to Landlord:   Solano Associates
                           d/b/a TrizecHahn 120 South Riverside Management L.P.
                           120 South Riverside
                           Suite #310
                           Chicago, Illinois  60606

or to such other address as shall from time to time have been designated by written notice by such party to the other parties as herein provided.

         10. This Agreement shall be the whole and only agreement between the parties hereto with regard to the subordination, non-disturbance and attornment of the Lease and the leasehold interest of Tenant thereunder to the lien or charge of the Mortgages in favor of Lender, and. shall supersede and control any prior agreements as to such, or any subordination, including, but not limited to, those provisions, if any, contained in the Lease, which provide for the subordination of the Lease and the leasehold interest of Tenant thereunder to a deed or deeds of trust or to a mortgage or mortgages to be thereafter executed, and shall not be modified or amended and no provision herein shall be waived except in writing by the party against whom enforcement of any such modification or amendment is sought.

          The use of the neuter gender in this Agreement shall be deemed to include any other gender, and words in the singular number shall be held to include the plural. when the sense requires. In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                              [Signature to immediately follow]

         IN WITNESS WHEREOF the parties hereto have placed their hands and seals the day and year first above written.

Signed and acknowledged in                     TENANT:
the presence of us:                            CDW COMPUTER CENTERS, INC.



_______________________                        By:______________________________
                                               Typed Name:
                                               Title:

                                               LANDLORD:
                                               SOLANO ASSOCIATES, a California
                                               limited partnership
                                               d/b/a TrizecHahn 120 S. Riverside
                                               Management L.P.
                                               By:  TrizecHahn Centers Inc., a
                                               California corporation
                                               as sole general partner



_______________________                        By:______________________________
                                               Typed Name:
                                               Title:

                                               LENDER:
                                               THE EQUITABLE LIFE ASSURANCE
                                               SOCIETY OF THE UNITED STATES



_______________________                        By:______________________________
                                               Typed Name:
                                               Title:

              STATE OF _______________________)
                                                      )    -SS-
              COUNTY OF____________ _________)

              This Subordination, Non-disturbance and Attornment Agreement was acknowledged before me this _______ day of ____________,19___ by
              ________________________________________
              as_______________________________of The
              Equitable Life Assurance Society of the United States.

              WITNESS my hand and official seal.



                                                 -------------------------------
                                                 Notary Public

              My commission expires: _________________________________.



              STATE OF ILLINOIS             )
                                                     )     -SS-
              COUNTY OF COOK                         )

              This Subordination, Non-disturbance and Attornment Agreement was acknowledged before me this ___________day of _______________, 199___ by Stephen E. Budorick as Senior Vice President of
              TrizecHahn Centers, Inc. as sole general partner of SOLANO ASSOCIATES.

              WITNESS my hand and official seal.


                                                 -------------------------------
                                                 Notary Public

              My commission expires: ________________________________.



              STATE OF _________            )
                                                     )     -SS-
              COUNTY OF _________           )

              This Subordination, Non-disturbance and Attornment Agreement was acknowledged before me this ___________day of _______________,
              199___               by                _________________________as
              _____________________________ of ____________________.


              WITNESS my hand and official seal.


                                                 -------------------------------
                                                 Notary Public

              My commission expires: ________________________________.

                                    EXHIBIT A
                                LAND DESCRIPTION


Two certain parcels of land in Cook County, Illinois, bounded and described as follows:

Parcel 1:

A part of Lot 2 in Railroad Companies Resubdivision of Blocks 62 to 76 both inclusive, 78, parts of 61 and 77 and certain vacated streets and alleys in School Section Addition to Chicago, a Subdivision of Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, according to the plat of said Resubdivision recorded in the Recorder's Office of Cook County, Illinois on March 29, 1924 in Book 188 of Plats at Page 16 as Document Number 8339751, said parts of Lots 1 and 2 which is bounded and described as follows: Beginning at the northeast corner of said Lot 1 and running thence southwardly along the easterly line of said Lot 1 a distance of 199.495 feet to an angle point in said easterly lot line; thence continuing southwardly along said easterly line a distance of 199.23 feet to its intersection with the north line of the south 33 feet of said Lot 1; thence west along the north line of the south 33 feet of said Lot 1 and of the west 20 feet of said Lot 2; thence north along said east line of the west 20 feet of said Lot 2 a distance of 398.19 feet to its intersection with the north line of said Lot 2, and thence east along the north line of said Lot 2 and of said Lot 1 a distance of 239 feet to the Point of Beginning, excepting from the parcel of land above described, the respective portions thereof lying vertically below the following horizontal planes:

(A) a horizontal plane 18.5 feet above Chicago City Datum, the perimeter of which is described as follows: Beginning at the northwest corner of said parcel and running thence easterly along the north line of said parcel to the intersection of said north line and a line (the "Limiting Plane Line") 168 feet east of and parallel to the west line of said parcel; thence southwardly long the Limiting Plane Line to the intersection of said line and the south line of said parcel; thence westerly along the south line of said parcel to the southwest corner thereof; thence northerly along the west line of said parcel to the northwest corner of said parcel, which is the point of beginning of said horizontal plane; and

(B) a horizontal plane 21.0 feet above Chicago City Datum over that portion of said parcel which is not vertically below the horizontal plane described in clause (A) above.

Parcel 2:

All land and spaces below the horizontal planes described in Parcel 1 above which are occupied by the columns, caissons, foundations, gussets and all other supporting structures, for the building and improvements constructed in Parcel 1 and by all other improvements, plenums, mechanical and electrical equipment, pipes, wires, conduits, utilities and other structures located below said horizontal planes in connection with said building and improvements, including, but not limited to the space occupied by the improvements and structures shown on the Plat of Survey prepared and certified by Chicago Guarantee Survey Company dated July 8, 1966 (consisting of three sheets identified as Order Nos. 6311001 K and 6311001-S and 6311001 N. respectively), which was recorded as part of document 19881999.

Parcel 3:

An easement appurtenant to Parcels 1 and 2 in, over and across the west 20 feet of Lot 2 in said Railroad Companies' Resubdivision to construct, use, maintain, repair, replace or renew from time to time such columns, gussets trusses, horizontal structural members, caissons, foundations and other supports as may be reasonably necessary or appropriate to maintain and support the plaza and other improvements contemplated by the Lease, including, without limitation, the columns (designated `DD') and the caissons, foundations and related structures shown on the Plat of Survey referred to in Parcel 2 above.

Parcel 4:

A nonexclusive appurtenant easement in favor of the leasehold interest in Parcels 1 and 2 as created by Deed of Easement dated January 16, 1990 and recorded January 31, 1990 as Document 90047309 made by LaSalle National Bank, as Trustee under Trust Agreement dated November 17, 1983 and known as Trust Number 107292 to Gateway IV Joint Venture, an Illinois general partnership, LaSalle National Bank, as Trustee under Trust Agreement dated December 1, 1983 and known as Trust Number 107361, LaSalle National Bank, as Trustee under Trust Agreement dated December 1, 1983 and known as Trust Number 107362, and LaSalle National Bank, as Trustee under Trust Agreement dated December 1, 1983 and known as Trust Number 107363, for the use of 1,100 public parking spaces in the garage, as defined therein, with rights of ingress and egress and an easement for the purpose of construction of such repairs or restoration for the period required to complete such repairs or restoration, on over, and across the following described legal description:

Lots 5, 6, 7, and 8 (except from said lots that part falling in alley) in Block 49 in School Section Addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

As amended by First Amendment to Deed of Easement dated February 9, 1990, and recorded October 9, 1990, as Document Number 904914486.

                                    Exhibit F
                               120 South Riverside
                            Janitorial Specifications


1. OFFICE AREAS

         Service Descriptions                                                  Frequency
         --------------------                                                  ---------

         Vacuum clean all carpeted areas, edge vacuum as necessary.             Nightly

         Spot clean minor stains on carpet, as necessary.                       Nightly

         Gather  all waste  paper and  remove  for  disposal.  Replace  can     Nightly
         liners, as necessary.

         Empty and damp wipe all ashtrays.                                      Nightly

         Sweep and dust mop all hard surface floors.                            Nightly

         Spot clean or damp mop all stains on tile floors,  as                  Nightly
         required, break areas to be mopped nightly.

         Dust desks,  chairs,  tables, file cabinets,  counter                  Nightly
         tops, telephones,  and other office furniture
         and wall mounted objects; tenant will remove property
         from areas to be cleaned.

         Dust all ledges and other flat surfaces within reach;                  Nightly
         tenant will remove  property from areas to be
         cleaned.

         Remove fingerprints from doors and partition glass.                    Nightly

         Spot clean coffee stains, etc. from desktops.                          Nightly

         Wash all drinking fountains.                                           Nightly

         Properly arrange  furniture in offices;  do not force                  Nightly
         chairs under desks.

         Close all drapes / blinds as directed.                                 Nightly

         Turn off all lights, unless directed otherwise.                        Nightly

         Secure all doors, unless directed otherwise.                           Nightly

         Clean all entry and clear store glass.                                 Nightly

         Remove dust and cobwebs as necessary.                                  Nightly

         Remove fingerprints from woodwork, walls and partitions.               Weekly

         Polish  or clean  door  kick  plates,  door  levers /                  Weekly
         knobs, and thresholds.

         Clean disinfect all telephones, unless directed otherwise.             Weekly

         Spot clean all corridor walls.                                         Weekly

                                      F-1


         Dust blinds.                                                           Weekly

         Dust door jams.                                                        Weekly

         Vacuum or brush clean upholstered furniture.                           Monthly

         Damp wipe all wood and vinyl base.                                     Monthly

         Dust all high partitions and ledges.                                   Monthly

         Wash and clean all doors.                                              Monthly

         Clean and  refinish  all  resilient  flooring  with a                  Monthly
         slip-retardant floor finish.

         Lift and clean under all plastic floor pads.                           Monthly

         Dust or vacuum all return air vents.                                   Quarterly

         Bonnet clean all heavy traffic carpeted areas.                         Quarterly

         Retreat parquet flooring, per manufacturer's specifications.           Quarterly

         Damp wipe all light fixtures.                                          Annually

2.RESTROOMS AND LOUNGES

         Service Descriptions                                                  Frequency
         --------------------                                                  ---------

         Clean and sanitize all  urinals,  commodes,  and wash                  Nightly
         basins to include  chrome  fittings  and all
         bright work.

         Clean mirrors and frames.                                              Nightly

         Wet mop floors.                                                        Nightly

         Dust ledges and partitions.                                            Nightly

         Spot clean walls, doors, and partitions.                               Nightly

         Fill all dispensers from building stock.                               Nightly

         Empty and sanitize all feminine napkin disposal units.                 Nightly

         Empty trash from containers, clean exterior of containers.             Nightly

         Spot wax traffic paths in lounges.                                     Weekly

         Clean and polish all door kick plates and thresholds.                  Weekly

         Wash interiors of trash containers.                                    Weekly

         Thoroughly wash all walls, partitions, and tile baseboards.            Weekly

         Dust or wash all air diffusers and air vents.                          Weekly

         Thoroughly  scrub and refinish all  resilient  floors                  Monthly
         with a  slip-retardant  floor finish (lounges
         only).

                                      F-2


         Dust all door jams.                                                    Monthly

         Thoroughly machine scrub floors.                                       Quarterly

         Damp wipe all fixtures.                                                Annually

3. LOBBIES AND PUBLIC CORRIDORS

         Service Descriptions                                                  Frequency
         --------------------                                                  ---------

         Public telephones shall be cleaned.                                    Nightly

         Carpet cleaning extraction.                                            Annually

         Stairwells - spot clean.                                               Nightly

         Stairwells - dust.                                                     Monthly

         Stairwells - damp wiped.                                               Monthly

         Freight area - hard surface floors shall be dust mopped and damp Nightly mopped.

         Freight area - hard surface floors shall be buffed.                    Weekly

         Freight area - hard surface  floors shall be machine  scrubbed and     Once every
         refinished.                                                              month

         Freight area - hard surface  floors shall be stripped                  Twice per
         andrefinished.                                                            year

         Empty and damp wipe ash trays                                          Nightly

         Sweep and / or dust mop all tile floors; spot clean all stains.        Nightly

         Vacuum clean all carpeted areas; spot clean minor stains.              Nightly

         Wash all drinking fountains.                                           Nightly

         Remove fingerprints from doors, walls, etc.                            Nightly

         Mop main lobby nightly with stone cleaner provided by EOP.             Nightly

         Clean all entry glass and damp wipe frames.                            Nightly

         Dust all tenant signage,  directories, wall hangings,                  Nightly
         pictures, etc.

         Polish  elevator cab  stainless  steel,  using proper                  Nightly
         chemicals to prevent build-up.

         Clean elevator completely, including thresholds.                       Nightly

         Damp wipe all plant containers.                                        Nightly

         Spot wash all lobby walls and doors.                                   Weekly

         Polish or clean all door kick plates and thresholds.                   Weekly

                                      F-3


         Dust all doorjambs.                                                    Weekly

         Remove and thoroughly sweep under recessed entrance walk-of mats.

         Thoroughly  dust and / or  vacuum  all  ceiling  HVAC                  Monthly
         diffusers and return air vents.

         Bonnet clean carpet in elevator lobby and main floor corridors.        Monthly

         Thoroughly  wash and treat all vinyl  baseboards with                  Quarterly
         silicone restorer.

         Damp wipe all light fixtures.                                          Annually


4.  PLAZA


         Sweep and pick up garbage.                                             Daily

         Empty waste receptacles and ash urns.                                  Daily


                                    EXHIBIT G
                             TENANT'S TRADE FIXTURES
                                  TO BE REMOVED


THE FOLLOWING ARE CATEGORIES OF TRADE FIXTURE ISSUES THAT SHALL BE REMOVED BY TENANT, AS TENANT'S PROPERTY, AT THE CONCLUSION OF THE LEASE TERM. BELOW EACH GROUP ARE SOME EXAMPLES OF SPECIFIC ITEMS THAT MAY BE INCLUDED IN THE GROUP. THE GROUP IS NOT LIMITED TO THE EXAMPLE ISSUES LISTED (A,B,C). EACH GROUP MAY INCLUDE ADDITIONAL SIMILAR ITEMS, HOWEVER TENANT MAY NOT REMOVE ITEMS THAT BECOME AFFIXED TO THE PREMISES.

1).   TELEPHONE / COMPUTER SYSTEMS:
         A)      SWITCH
         B)      PATCH PANELS
         C)      UPS SYSTEM


2).   FREESTANDING CUSTOM FURNITURE / MILLWORK:
         A)      RECEPTION DESK
         B)      CONFERNECE TABLES
         C)      APPLIANCES
         D)      PREFABRICATED COUNTER AND STORAGE UNITS FOR DISTRIBUTION AREAS.

3).   FREESTANDING MANUFACTURED FURNITURE AND EQUIPMENT:
         A)      DESKS, CHAIRS, FILES, COUNTERS, WORKSTATIONS
         B)      COMPUTERS, PRINTERS, COPIERS

4).    ARTWORK:
         A)      PAINTINGS
         B)      GRAPHICS, MURALS
         C)      CUSTOM RUGS, UNATTACHED

5).    PLANTINGS

6).    SECURITY SYSTEMS:
         A)      CARDS, READERS
         B)      SECURITY SYSTEM DRIVERS
         C)      CAMERAS

7).    INTERIOR SIGNAGE

8).     PAGING SYSTEM

                                    EXHIBIT H
                             EXISTING TENANT RIGHTS

4th Floor

Roberts & Schaefer Company                 Right of First Offer        Suites 422, 432, 454, 460 and 464
Roberts & Schaefer Company Expansion                                   Suite 470
Allstate Insurance Company                 Right of First Offer        Any portion of Floor
Roberts & Schaefer Company Renewal Option
Soros Associates, Inc.                     Renewal Option
Equitable Life Assurance Society           Renewal Option

10th Floor

Arnstein & Lehr                            Right of First Offer        Any portion of Floor
Illinois Criminal Justice                                              Area identified in Exhibit 1 of Lease

14th Floor

Arnstein & Lehr                            Expansion (multiple rights) Suites 1430, 1410, 1420
Fluor Daniel, Inc.                         Right of First Offer        Any unencumbered space
Scott Wetzel Services, Inc.                Right of First Offer        1,310 rsf
Arnstein & Lehr                            Right of First Offer        Any portion of floor



                                      H-1